SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2003

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 9.            Regulation FD Disclosure

Included herein beginning on page A-1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Plan Excel Realty Trust, Inc.

Date: March 6, 2003	By:	/s/ STEVEN F. SIEGEL
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2002

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: changes in the global political environment; national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclousre – Quarter Ended December 31, 2002

New Plan Excel Realty Trust, Inc.

Supplemental Disclousre – Quarter Ended December 31, 2002

Fourth Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 394 properties and total assets of approximately $3.5 billion.  Its properties are strategically located across 35 states and include 349 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 48.9 million square feet of gross leasable area, and 45 related retail real estate assets, with approximately 2.9 million square feet of gross leasable area.

Fourth Quarter Review

Financial Review

•                                          On November 6, 2002, the Company increased the maximum amount available under its Term Loan Facility with Fleet National Bank by $30 million to $155 million and extended the maturity date until December 31, 2003.

Activity Review

•                                          On December 12, 2002, the Company acquired a portfolio of 57 community and neighborhood shopping centers from Equity Investment Group, a private retail focused REIT.  The acquisition of one additional shopping center from Equity Investment Group was completed in January 2003.  The aggregate purchase price for the acquisition was approximately $437 million, consisting of the assumption of approximately $149 million of outstanding indebtedness, the issuance of approximately $25 million of units in a partnership controlled by New Plan and approximately $263 million of cash.  The cash component of the acquisition was financed through borrowings under the Company’s existing credit facility (a portion of which was subsequently paid down with proceeds generated from the sale of four of the Company’s factory outlet centers).

•                                          Also during the fourth quarter, the Company acquired Midway Market Square, a 234,670 square foot shopping center located in Elyria, Ohio, for approximately $24 million, including $18 million of assumed mortgage indebtedness.  In total, 151 shopping centers, totaling approximately 18.5 million square feet, were acquired during 2002 for an aggregate of approximately $1.2 billion.

•                                          On December 19, 2002, the Company sold four of its factory outlet centers to Chelsea Property Group for gross proceeds of approximately $193 million.

•                                          Also during the fourth quarter, the Company sold eight properties for an aggregate of approximately $23 million.  Properties sold during the quarter include Woodland Plaza, a 31,008 square foot shopping center located in Warsaw, Indiana; Pasadena Park, a 163,767 square foot shopping center located in Pasadena, Texas; Stein Mart Center, a 112,708 square foot shopping center located in Poway, California; Wilson Shopping Center, a 104,982 square foot shopping center  located in Wilson, North Carolina; Factory Merchants Ft. Chiswell, a 175,578 square foot factory outlet center located in Max Meadows, Virginia; a 45,510 square foot single tenant building located in Muskogee, Oklahoma; a 44,374 square foot single tenant 24 Hour Fitness located in Phoenix, Arizona; and a 4,654 square foot single tenant High Ridge Daycare located in High Ridge, Missouri.  In total, 27 properties, including ten shopping centers, five factory outlet centers, nine single tenant properties, one miscellaneous property, one outparcel and one land parcel, were sold during 2002 for an aggregate of approximately $250 million.

Portfolio Review

•                                          At the end of the fourth quarter, the gross leasable area (GLA) for the Company’s community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased.  The GLA for the Company’s overall portfolio, excluding properties under redevelopment, was approximately 90 percent leased at December 31, 2002 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 90 percent leased. The average annual base rent (ABR) per leased square foot at December 31, 2002 for the Company’s overall portfolio was $7.71.  During the quarter, 136 new leases, aggregating approximately 601,000 square feet, were signed at an average ABR of $9.43 per square foot.  Also during the quarter, 164 renewal leases, aggregating approximately 821,000 square feet, were signed at an average ABR of $7.42 per square foot, an increase of approximately 6.0 percent over the expiring leases.  In total, 533 new leases, aggregating approximately 2.2 million square feet, were signed during 2002 at an average ABR of $9.98 per square foot and 696 renewal leases, aggregating approximately 2.9 million square feet, were signed at an average ABR of $8.73 per square foot, an increase of approximately 6.1 percent over the expiring leases.

Joint Venture Projects / Notes Receivable

•                                          On October 11, 2002, New Plan sold individual land parcels accounting for approximately 450,000 square feet of anchor space at Clearwater Mall, located in Clearwater, Florida, to Costco, Lowe’s and Target.  The Company then contributed the remaining mall property to the joint venture currently redeveloping the property as a large open-air community shopping center, encompassing approximately 740,000 square feet of retail space.  Also on October 11, 2002, the joint venture closed an approximately $36 million construction loan with Wells Fargo.  New Plan received approximately $28 million from the land sales and loan transaction.

•                                          On November 25, 2002, a U.S. partnership comprised substantially of foreign investors purchased a 70 percent interest in The Centre at Preston Ridge – Phase 1, reducing New Plan’s ownership interest to 25 percent from 50 percent.  New Plan received proceeds of approximately $28 million in connection with the sale and will continue to receive leasing commissions and property management fees.  During 2002, the Company generated approximately $108 million of capital through joint venture transactions and the repayment of unscheduled debt.  In addition, approximately $14 million of land parcels were sold during 2002 at properties where the Company holds either a note receivable or joint venture interest.

•                                          On December 31, 2002, CA New Plan Venture Fund, the Company’s joint venture with a major U.S. pension fund in which New Plan provides 10 percent of the capital, acquired Ridglea Plaza.  The 197,601 square foot grocery-anchored community shopping center was purchased for approximately $14 million, with 75 percent financing.

Subsequent Events

•                                          On January 3, 2003, the Company acquired a portfolio of seven grocery-anchored neighborhood shopping centers located in Michigan and aggregating 534,386 square feet for approximately $46 million.

Shareholder Information

Corporate Headquarters	Transfer Agent and Registrar
New Plan Excel Realty Trust, Inc. 1120 Avenue of the Americas New York, NY 10036	Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:
Phone: 212-869-3000
Fax: 212-869-3989	EquiServe Trust Company, N.A.
www.newplan.com	P.O. Box 43010
Providence, RI 02940-3010
Exchange Listing	Phone: 800-730-6001
New York Stock Exchange	www.equiserve.com
Common stock: NXL
Series B preferred stock: NXLprB	Corporate Communications Department
Shareholders seeking financial and operating information may contact:
Senior Unsecured Debt Ratings
Standard & Poor’s: BBB	Stacy Lipschitz
Moody’s: Baa2	Vice President - Corporate Communications
Phone: 212-869-3000
Quarterly Results	Fax: 212-869-3989
The Company expects to announce quarterly results as follows:	E-mail:	corporatecommunications@newplan.com slipschitz@newplan.com

First quarter 2003: May 8, 2003

Second quarter 2003: August 7, 2003

Third quarter 2003: October 30, 2003

The financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet site at www.sec.gov.  In addition, these reports are available on the Company’s website at www.newplan.com, under Investor Information; Financial Reports.

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance to net income calculated in accordance with generally accepted accounting principles (“GAAP”).  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as various non-recurring items, gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  The Company’s computation of FFO may differ from the methodology utilized by other equity REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Balance Sheets

(Unaudited, in thousands)

	As Of
	12/31/02	09/30/02	06/30/02	03/31/02	12/31/01
Assets:
Land	$830,376	$731,480	$712,391	$711,673	$498,859
Buildings and improvements	2,735,046	2,599,462	2,598,266	2,591,388	2,184,787
Less: accumulated depreciation and amortization	(295,946)	(310,113)	(294,846)	(281,573)	(269,755)
Net real estate	3,269,476	3,020,829	3,015,811	3,021,488	2,413,891
Real estate held for sale	21,276	44,743	41,019	58,873	20,747
Cash and cash equivalents	8,528	6,384	16,220	4,978	7,163
Restricted cash(1)	52,930	13,126	13,399	12,860	—
Marketable securities	2,115	2,098	2,206	2,080	1,887
Receivables
Trade, net of allowance for doubtful accounts of (December 31, 2002- $15,307, September 30, 2002- $14,874, June 30, 2002- $16,076, March 31, 2002 - $14,995, December 31, 2001- $15,633)	46,990	46,408	49,084	44,597	43,555
Other	43,479	18,965	10,497	10,331	8,736
Mortgages and notes receivable	2,632	2,939	40,014	44,496	45,360
Prepaid expenses and deferred charges	21,527	24,480	23,980	16,910	15,964
Investments in / advances to unconsolidated ventures(2)	31,234	53,518	54,244	50,118	41,876
Other assets(3)	15,092	21,663	20,394	24,033	23,687
TOTAL ASSETS	$3,515,279	$3,255,153	$3,286,868	$3,290,764	$2,622,866

Liabilities:
Mortgages payable, including unamortized premium of (December 31, 2002- $20,403, September 30, 2002- $5,059, June 30, 2002- $5,336, March 31, 2002- $5,653, December 31, 2001- $6,063)	$671,200	$504,743	$508,633	$523,037	$241,436
Notes payable, net of unamortized discount of (December 31, 2002- $2,222, September 30, 2002- $2,325, June 30, 2002- $2,428, March 31, 2002- $1,664, December 31, 2001- $1,752)	783,927	783,873	781,854	613,336	613,248
Notes payable, other(4)	28,349	—	—	—	—
Credit facilities	230,000	185,000	205,000	365,000	95,000
Capital leases	28,866	28,961	29,033	29,102	29,170
Dividends payable	44,836	44,827	44,866	44,616	41,692
Other liabilities (5)	106,690	107,959	103,023	91,643	80,982
Tenant security deposits	9,128	8,213	8,041	7,751	5,833
TOTAL LIABILITIES	1,902,996	1,663,576	1,680,450	1,674,485	1,107,361
Minority interest in consolidated partnership	39,434	13,966	14,203	20,167	22,267

Stockholders’ equity:
Preferred stock	8	8	23	23	23
Common stock	968	968	950	944	873
Additional paid-in capital	1,825,820	1,825,654	1,833,128	1,821,908	1,697,570
Accumulated other comprehensive loss	(593)	(979)	(1,887)	(842)	(1,965)
Less: accumulated distributions in excess of net income	(253,354)	(248,040)	(239,999)	(225,921)	(203,263)
TOTAL STOCKHOLDERS’ EQUITY	1,572,849	1,577,611	1,592,215	1,596,112	1,493,238
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,515,279	$3,255,153	$3,286,868	$3,290,764	$2,622,866

(1)   Consists primarily of cash held in escrow accounts as required by the REMIC mortgage payable deed of trust agreement and other loan agreements.

(2)   Represents direct equity investments in Benbrooke Ventures, CA New Plan Venture Fund, Clearwater Mall, LLC, The Centre at Preston Ridge and Vail Ranch II and an outstanding notes receivable related to The Centre at Preston Ridge.

(3)   Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(4)   Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

(5)   Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/02	09/30/02	06/30/02	03/31/02	12/31/01	09/30/01	06/30/01	03/31/01	12/31/02	12/31/01
Rental Revenues:
Rental income	$82,139	$81,421	$79,365	$67,414	$61,664	$59,749	$58,715	$57,882	$310,339	$238,010
Percentage rents	1,626	1,205	1,482	2,336	935	1,321	889	2,038	6,649	5,183
Expense reimbursements	21,288	18,528	20,504	15,091	15,441	13,229	13,332	12,604	75,411	54,606
TOTAL RENTAL REVENUES	105,053	101,154	101,351	84,841	78,040	74,299	72,936	72,524	392,399	297,799

Rental Operating Expenses:
Operating costs	20,019	17,534	17,046	13,325	14,447	11,547	11,471	10,612	67,924	48,078
Real estate and other taxes	13,097	12,400	11,905	9,433	8,812	8,223	8,053	8,128	46,835	33,216
Provision for doubtful accounts	2,156	2,181	2,018	2,624	1,510	1,032	1,322	1,750	8,979	5,614
TOTAL RENTAL OPERATING EXPENSES	35,272	32,115	30,969	25,382	24,769	20,802	20,846	20,490	123,738	86,908

NET OPERATING INCOME	69,781	69,039	70,382	59,459	53,271	53,497	52,090	52,034	268,661	210,891

Other Income:
Interest, dividend and other income	2,074	3,042	2,736	3,162	3,338	3,297	3,793	3,793	11,014	13,990
Equity participation in ERT	—	—	—	—	—	—	(2,855)	(1,458)	—	(4,313)
Equity in income of unconsolidated ventures	1,511	1,177	838	1,718	941	44	—	—	5,244	985
Foreign currency (loss) gain	—	(397)	403	(19)	(61)	(369)	349	(479)	(13)	(560)
TOTAL OTHER INCOME	3,585	3,822	3,977	4,861	4,218	2,972	1,287	1,856	16,245	10,102

Other Expenses:
Interest expense	24,582	24,617	24,046	19,708	17,759	20,141	19,727	20,907	92,953	78,534
Depreciation and amortization	17,347	16,639	17,336	14,901	13,575	13,302	12,641	12,216	66,223	51,733
Severance costs	—	—	—	—	896	—	—	—	—	896
General and administrative	4,567	4,186	5,432	3,693	3,485	2,097	2,539	2,185	17,878	10,306
TOTAL OTHER EXPENSES	46,496	45,442	46,814	38,302	35,715	35,540	34,907	35,308	177,054	141,469

Income before real estate sales, impairment of real estate and minority interest	26,870	27,419	27,545	26,018	21,774	20,929	18,470	18,582	107,852	79,524
Gain (loss) on sale of real estate	—	—	52	319	927	700	8	(25)	371	1,610
Impairment of real estate	(88,000)	(229)	—	—	(959)	(8,774)	(1,135)	(2,239)	(88,229)	(13,107)
Minority interest in income of consolidated partnership	(224)	(74)	(104)	(240)	(207)	(215)	(208)	(218)	(642)	(848)
INCOME FROM CONTINUING OPERATIONS	(61,354)	27,116	27,493	26,097	21,535	12,640	17,135	16,100	19,352	67,179

Discontinued Operations:
Results of discontinued operations	4,863	5,688	5,688	5,453	5,582	8,921	10,646	11,103	21,692	36,483
Gain (loss) on sale of discontinued operations(1)	99,330	(284)	1,755	(133)	—	1,500	—	—	100,668	1,500
Impairment of real estate held for sale	(2,999)	(2,729)	(4,175)	(9,429)	—	—	—	—	(19,332)	—
INCOME FROM DISCONTINUED OPERATIONS	101,194	2,675	3,268	(4,109)	5,582	10,421	10,646	11,103	103,028	37,983

NET INCOME BEFORE EXTRAORDINARY ITEM	39,840	29,791	30,761	21,988	27,117	23,061	27,781	27,203	122,380	105,162
Extraordinary item(2)	(318)	—	—	—	—	—	—	—	(318)	—
NET INCOME	$39,522	$29,791	$30,761	$21,988	$27,117	$23,061	$27,781	$27,203	$122,062	$105,162

Preferred dividends	(4,859)	(4,859)	(5,646)	(5,659)	(5,660)	(5,660)	(5,660)	(5,659)	(21,023)	(22,639)
Discount on redemption of preferred stock	—	6,997	—	—	—	—	—	—	6,997	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC(3)	34,981	31,929	25,115	16,329	21,457	17,401	22,121	21,544	108,354	82,523
Minority interest in income of consolidated partnership	224	74	104	240	207	215	208	218	642	848
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED(3)	$35,205	$32,003	$25,219	$16,569	$21,664	$17,616	$22,329	$21,762	$108,996	$83,371

NET INCOME PER COMMON SHARE - BASIC(3)	$0.36	$0.33	$0.27	$0.18	$0.25	$0.20	$0.25	$0.25	$1.14	$0.95
NET INCOME PER COMMON SHARE - DILUTED(3)	0.36	0.33	0.26	0.18	0.24	0.20	0.25	0.25	1.13	0.94

Weighted average common shares outstanding - basic	96,900	96,617	94,701	92,191	87,337	87,210	87,206	87,208	95,119	87,241
ERP partnership units	1,081	798	894	1,116	1,227	1,235	1,235	1,235	897	1,231
Options	442	519	621	575	492	355	313	169	536	327
Weighted average common shares outstanding - diluted	98,423	97,934	96,216	93,882	89,056	88,800	88,754	88,612	96,552	88,799

(1)   For the three and twelve months ended December 31, 2002, balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001, as well as approximately $1.8 million resulting from the sale of individual land parcels at Clearwater Mall in 4Q 2002. The sale of the land parcels occurred prior to the Company’s contribution of the remaining mall property to the joint venture currently redeveloping the property, resulting in the entire gain being recorded by the Company.

(2)   4Q 2002 write-off of mortgage premium / discount resulting from the prepayment of the San Dimas and Roanoke Landing mortgages.

(3)   Excludes extraordinary item.

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company.  As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Funds from Operations / Funds Available for Distribution / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/02	09/30/02	06/30/02	03/31/02	12/31/01	09/30/01	06/30/01	03/31/01	12/31/02	12/31/01
Funds from Operations:
Net income before extraordinary item	$39,840	$29,791	$30,761	$21,988	$27,117	$23,061	$27,781	$27,203	$122,380	$105,162
Add:
Depreciation and amortization
Continuing operations real estate assets(1)	17,775	16,966	17,677	15,209	14,006	13,352	14,079	13,698	67,627	55,135
Discontinued operations real estate assets	141	1,153	1,224	1,482	1,431	4,449	4,089	3,859	4,000	13,828
Impairment of real estate
Impairment of real estate	88,000	229	—	—	959	8,774	1,878	2,239	88,229	13,850
Impairment of real estate held for sale	2,999	2,729	4,175	9,429	—	—	—	—	19,332	—
Deduct:
Preferred A dividends (2)	—	—	(787)	(800)	(801)	(801)	(801)	(800)	(1,587)	(3,203)
Preferred B dividends	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(13,584)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(5,852)	(5,852)
(Gain) loss on sale of real estate (3)	—	—	(10)	(192)	(859)	63	614	25	(202)	88
(Gain) loss on sale of discontinued operations (3) (4)	(97,538)	284	(1,755)	133	245	(1,500)	—	—	(98,876)	(1,500)
FUNDS FROM OPERATIONS - BASIC	46,358	46,293	46,426	42,390	37,239	42,539	42,781	41,365	181,467	163,924
Add:
Preferred A dividends (2)	—	—	787	800	801	801	801	800	1,587	3,203
Minority interest in income of consolidated partnership	224	74	104	240	207	215	208	218	642	848
FUNDS FROM OPERATIONS - DILUTED	$46,582	$46,367	$47,317	$43,430	$38,247	$43,555	$43,790	$42,383	$183,696	$167,975

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.48	$0.48	$0.49	$0.46	$0.43	$0.49	$0.49	$0.47	$1.91	$1.88
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.47	0.47	0.48	0.45	0.42	0.48	0.48	0.47	1.88	1.85

Weighted average common shares outstanding - basic	96,900	96,617	94,701	92,191	87,337	87,210	87,206	87,208	95,119	87,241
ERP partnership units	1,081	798	894	1,116	1,227	1,235	1,235	1,235	897	1,231
Options	442	519	621	575	492	355	313	169	536	327
Dilutive effect of convertible Preferred A(2)	—	—	1,856	1,874	1,874	1,874	1,874	1,874	937	1,874
Weighted average common shares outstanding - diluted	98,423	97,934	98,072	95,756	90,930	90,674	90,628	90,486	97,489	90,673

Funds Available for Distribution:
Funds from operations - diluted	$46,582	$46,367	$47,317	$43,430	$38,247	$43,555	$43,790	$42,383	$183,696	$167,975
Straight line rents	(1,234)	(924)	(1,414)	(503)	(1,067)	(389)	(817)	29	(4,075)	(2,244)
Tenant improvements	(2,486)	(3,445)	(2,845)	(2,408)	(3,493)	(2,743)	(822)	(2,372)	(11,184)	(9,430)
Leasing commissions	(1,783)	(873)	(882)	(387)	(690)	(635)	(255)	(153)	(3,925)	(1,733)
Building improvements capitalized	(3,326)	(2,994)	(2,603)	(1,865)	(3,404)	(6,547)	(5,613)	(3,747)	(10,788)	(19,311)
FUNDS AVAILABLE FOR DISTRIBUTION	$37,753	$38,131	$39,573	$38,267	$29,593	$33,241	$36,283	$36,140	$153,724	$135,257

FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE - BASIC	$0.39	$0.39	$0.42	$0.42	$0.34	$0.38	$0.42	$0.41	$1.62	$1.55
FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE - DILUTED	0.38	0.39	0.40	0.40	0.33	0.37	0.40	0.40	1.58	1.49
Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000	$1.65000
Dividend per Preferred A share(2)	—	—	0.53125	0.53125	0.53125	0.53125	0.53125	0.53125	1.06250	2.12500
Dividend per Preferred B share	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	2.15624
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000

Common dividends	$39,978	$39,968	$39,221	$38,957	$35,975	$35,977	$35,973	$36,037	$158,124	$143,962
Preferred A dividends(2)	—	—	787	800	801	801	801	800	1,587	3,203
Preferred B dividends	3,396	3,396	3,396	3,396	3,396	3,396	3,396	3,396	13,584	13,534
Preferred D dividends	1,463	1,463	1,463	1,463	1,463	1,463	1,463	1,463	5,852	5,852
TOTAL DISTRIBUTIONS	$44,837	$44,827	$44,867	$44,616	$41,635	$41,637	$41,633	$41,696	$179,147	$166,551

Payout ratio of common dividends/diluted funds from operations(5)	86%	86%	83%	90%	92%	83%	82%	85%	86%	85%
Payout ratio of common dividends/funds available for distribution(5)	106%	105%	99%	102%	118%	108%	99%	100%	103%	106%

Capital Expenditures:
New development(6)	$—	$—	$—	$—	N/A	N/A	N/A	N/A	$—	N/A
Building additions and expansions(7)	13,399	8,025	8,317	5,727	N/A	N/A	N/A	N/A	35,468	N/A
Building improvements capitalized(8)	3,326	2,994	2,603	1,865	$3,404	$6,547	$5,613	$3,747	10,788	$19,311
Tenant improvements	2,486	3,445	2,845	2,408	3,493	2,743	822	2,372	11,184	9,430
Leasing commissions	1,783	873	882	387	690	635	255	153	3,925	1,733
TOTAL CAPITAL EXPENDITURES	$20,994	$15,337	$14,647	$10,387	N/A	N/A	N/A	N/A	$61,365	N/A

Capitalized interest:	$1,047	$1,171	$858	$657	$923	$750	$713	$249	$3,733	$2,102

(1)   Includes pro rata share of joint venture projects.

(2)   On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(3)   Excludes gain / loss on sale of land.

(4)   For the three and twelve months ended December 31, 2002, balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001.

(5)   Excludes severance costs.

(6)   Includes ground-up development.

(7)   Revenue-enhancing expenditures.

(8)   Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/02		09/30/02		06/30/02		03/31/02		12/31/01		09/30/01		06/30/01		03/31/01		12/31/02		12/31/01
Debt coverage ratios:
Interest coverage ratio (EBITDA /interest expense)	3.02	x	3.03	x	3.11	x	3.36	x	3.00	x	3.35	x	3.43	x	3.25	x	3.12	x	3.25	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.76	x	2.77	x	2.85	x	3.02	x	2.69	x	3.00	x	3.05	x	2.91	x	2.85	x	2.93	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends))	2.33	x	2.36	x	2.35	x	2.41	x	2.18	x	2.40	x	2.43	x	2.35	x	2.37	x	2.35	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.61	x	2.64	x	2.61	x	2.70	x	2.45	x	2.70	x	2.74	x	2.58	x	2.64	x	2.60	x

Debt/equity ratios:
Total debt/total market capitalization	45.5%		42.7%		40.4%		41.4%		33.6%		37.7%		43.1%		42.6%		45.5%		33.6%
Total debt/total equity market capitalization	83.6%		74.4%		67.7%		70.7%		50.6%		60.5%		75.7%		74.3%		83.6%		50.6%
Total debt/total book assets	49.6%		46.2%		46.4%		46.5%		37.3%		39.1%		42.2%		42.5%		49.6%		37.3%
Total debt/undepreciated book value(1)	45.7%		42.1%		42.5%		42.8%		33.8%		35.7%		38.9%		39.3%		45.7%		33.8%

Overhead ratios:
Annualized G&A/total assets	0.52%		0.51%		0.66%		0.45%		0.53%		0.31%		0.35%		0.30%		0.51%		0.39%
G&A/total revenues (excluding currency change)	4.20%		3.97%		5.18%		4.12%		4.23%		2.70%		3.44%		2.92%		4.37%		3.34%

Market capitalization calculations:
Common shares outstanding	96,916		96,893		95,067		94,442		87,352		87,213		87,210		87,205		96,916		87,352
Preferred A shares outstanding(2)	—		—		1,492		1,507		1,507		1,507		1,507		1,507		—		1,507
Preferred B shares outstanding	6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500

Common stock price end of period	$19.09		$18.44		$20.83		$20.05		$19.05		$17.10		$15.30		$16.00		$19.09		$19.05
Preferred A price end of period(2)	—		—		25.49		26.00		25.50		25.95		23.35		24.25		—		25.50
Preferred B price end of period	25.20		25.05		25.00		24.93		24.90		24.70		24.11		23.20		25.20		24.90
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00

Common market equity at end of period	$1,850,126		$1,786,707		$1,980,246		$1,893,562		$1,664,056		$1,491,342		$1,334,313		$1,395,280		$1,850,126		$1,664,213
Preferred market equity at end of period	233,760		232,815		270,531		271,241		270,299		269,717		262,081		257,705		233,760		270,299
Total equity market capitalization	2,083,886		2,019,522		2,250,777		2,164,803		1,934,355		1,761,059		1,596,394		1,652,985		2,083,886		1,934,512
Total debt end of period	1,742,342		1,502,577		1,524,520		1,530,475		978,854		1,065,185		1,208,410		1,227,502		1,742,342		978,854
TOTAL MARKET CAPITALIZATION	$3,826,228		$3,522,099		$3,775,297		$3,695,278		$2,913,209		$2,826,244		$2,804,804		$2,880,487		$3,826,228		$2,913,366

EBITDA calculation (includes pro rata share of joint venture projects):
Net income before extraordinary item	$39,840		$29,791		$30,761		$21,988		$27,117		$23,061		$27,781		$27,203		$122,380		$105,162
Depreciation and amortization
Continuing operations real estate assets	17,775		16,966		17,677		15,209		14,006		13,352		14,079		13,698		67,627		55,135
Discontinued operations real estate assets	141		1,153		1,224		1,482		1,431		4,449		4,089		3,859		4,000		13,828
Income taxes	233		155		150		125		114		114		174		114		663		516
Interest expense
Continuing operations	24,582		25,269		24,639		20,345		21,303		20,141		19,727		20,907		94,835		82,078
Discontinued operations	—		—		37		13		70		61		55		60		50		246
(Gain) loss on sale of real estate	—		—		(52)		(319)		(927)		(700)		(8)		25		(371)		(1,610)
(Gain) loss on sale of discontinued operations(3)	(99,330)		284		(1,755)		133		—		(1,500)		—		—		(100,668)		(1,500)
Impairment of real estate
Impairment of real estate	88,000		229		—		—		959		8,774		1,878		2,239		88,229		13,850
Impairment of real estate held for sale	2,999		2,729		4,175		9,429		—		—		—		—		19,332		—
EBITDA	$74,240		$76,576		$76,856		$68,405		$64,073		$67,752		$67,775		$68,105		$296,077		$267,705

(1)   Excludes accumulated depreciation on operating and held for sale assets.

(2)   On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(3)   For the three and twelve months ended December 31, 2002, balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001, as well as approximately $1.8 million resulting from the sale of individual land parcels at Clearwater Mall in 4Q 2002. The sale of the land parcels occurred prior to the Company’s contribution of the remaining mall property to the joint venture currently redeveloping the property, resulting in the entire gain being recorded by the Company.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Lake Drive Plaza	Aegon USA Realty	$3,322	7.200%	04/01/03	0.20%
Hunting Hills	Laureate Realty Services	3,704	8.250%	05/01/03	0.22%
Valley Fair Mall	Lincoln National Life	15,515	7.600%	01/01/04	0.92%
Merchants Park / The Crossing at Fry Road	John Hancock	21,066	7.810%	07/01/04	1.24%
Briggsmore Plaza	AETNA Life Insurance	428	8.288%	08/01/04	0.03%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,873	8.850%	02/10/05	0.46%
Roundtree Place	Nationwide Life Insurance	6,438	8.850%	02/10/05	0.38%
Grant Mills Station	Laureate Realty Services	6,924	8.850%	02/10/05	0.41%
Lagniappe Village Shopping Center	Laureate Realty Services	5,814	8.850%	02/10/05	0.34%
Mist Lake Plaza	Banker Financial	8,736	8.850%	02/10/05	0.52%
Parkway Plaza I	Sun Life Assurance Company	9,098	7.630%	04/01/06	0.54%
Parkway Plaza II	Sun Life Assurance Company	2,589	8.020%	04/01/06	0.15%
Alexis Park	SECORE Financial	4,583	9.390%	10/01/06	0.27%
Normandy Plaza	State Farm	2,991	8.200%	02/01/07	0.18%
Montebello Plaza	Dwyer-Curlett Inc.	5,182	9.625%	03/05/07	0.31%
Crown Point	Capital Market Services	7,291	8.120%	05/01/07	0.43%
Skyway Plaza	LaSalle National Bank	3,696	9.250%	05/01/07	0.22%
Westminster City Center	Wells Fargo Bank, N.A.	28,716	6.690%	02/01/08	1.70%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,984	7.320%	03/01/08	0.24%
42 properties (REMIC)	Wells Fargo Bank Minnesota	154,877	6.670%	06/01/08	9.14%
Tuckernuck Square	LaSalle National Bank	5,446	7.880%	12/01/08	0.32%
Brice Park	USG Annuity and Life	3,567	7.875%	02/01/09	0.21%
London Marketplace	Aegon USA Realty	4,155	8.265%	04/01/09	0.25%
Paradise Plaza	CIGNA	1,938	9.150%	04/15/09	0.11%
Bristol Plaza	Sun Life Assurance Company	6,400	8.090%	11/01/09	0.38%
Festival Center	KeyBank National Association	2,542	8.240%	01/01/10	0.15%
Perry Marketplace	American Express	4,480	9.000%	04/01/10	0.26%
Saddletree Village Shopping Center	Aegon USA Realty	1,720	8.250%	05/22/10	0.10%
Sunshine Square	Sun Life Assurance Company	7,650	8.490%	05/31/10	0.45%
Marwood Plaza	Sun Life Assurance Company	4,435	8.280%	06/01/10	0.26%
Hampton Village Centre	Orix	29,398	8.530%	06/30/10	1.74%
Greentree	Conning Asset Management	5,113	8.240%	10/01/10	0.30%
Merchant’s Central	Conning Asset Management	6,354	8.240%	10/01/10	0.38%
Northside Plaza	Conning Asset Management	2,231	8.240%	10/01/10	0.13%
Habersham Crossing	Conning Asset Management	3,764	8.240%	10/01/10	0.22%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,734	8.000%	07/11/11	0.16%
Merchants Crossing	American Equity Investment	5,395	7.630%	09/14/11	0.32%
Irving West	Protective Life	2,275	8.500%	10/01/11	0.13%
Hunt River Commons	Nationwide Life Insurance	7,465	7.070%	10/01/11	0.44%
Chapel Square	American National	1,725	9.250%	02/01/13	0.10%
Northgate	State Farm	6,686	8.750%	06/30/13	0.39%
University IV	IDS Life Insurance Company	2,052	8.250%	03/01/15	0.12%
Riverview Plaza	Protective Life	4,762	8.625%	09/01/15	0.28%
Stratford Commons	Protective Life	5,285	8.125%	10/01/15	0.31%
Midway Market Square	MONY	17,698	8.180%	04/15/16	1.04%
Green Acres	Protective Life	11,400	7.500%	07/01/16	0.67%
Lexington Town Square	American Enterprise	1,896	8.500%	10/01/16	0.11%
Elkhart Market Centre	Protective Life	13,500	7.500%	08/01/18	0.80%
Northshore Plaza	IDS Life Insurance Company	3,769	8.050%	02/01/20	0.22%
Covered Bridge	Protective Life	2,800	7.500%	06/01/20	0.17%
Olympia Corners	Protective Life	5,500	7.500%	06/01/20	0.32%
Sun Plaza	Protective Life	10,225	7.500%	06/01/20	0.60%
The Vineyards	Protective Life	8,500	7.500%	06/01/20	0.50%
Arvada Plaza	American Centurion	2,189	7.670%	05/01/21	0.13%
Aurora Plaza	Protective Life	6,600	7.500%	06/01/21	0.39%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,923	7.880%	06/01/21	0.29%
Hilltop Plaza	IDS Life Insurance Company	5,930	7.640%	06/01/21	0.35%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,927	7.320%	03/01/28	0.23%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$529,256	6.178%		31.25%

Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	2.89%
6.88%, 7 Year Unsecured Notes (1)	—	75,000	6.875%	10/15/04	4.43%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.90%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.77%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	14.76%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.86%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.59%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.48%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.59%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.59%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.48%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.48%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.48%

TOTAL FIXED RATE UNSECURED NOTES		$784,000	6.896%		46.29%

CAPITAL LEASES		$28,866	7.500%	06/20/31	1.70%

TOTAL FIXED RATE DEBT		$1,342,122	6.771%		79.24%

Variable Rate Debt (2):

Secured Mortgage Indebtedness
23 properties (REMIC)	Wells Fargo Bank Minnesota	$110,500	3.214%	07/01/03	6.52%
Highland Commons	GE Financial Assurance	3,963	8.250%	12/01/09	0.23%
Lexington Road Plaza	Great Northern Insured Annuity	7,078	6.755%	09/01/11	0.42%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$121,541	3.584%		7.18%

Unsecured Credit Facilities
$155 Million Term Loan Facility	Fleet National Bank	$155,000	2.614%	12/31/03	9.15%
$350 Million Revolving Credit Facility	Fleet National Bank	75,000	2.764%	04/25/05	4.43%

TOTAL CREDIT FACILITIES		$230,000	2.663%		13.58%

TOTAL VARIABLE RATE DEBT		$351,541	2.981%		20.76%

TOTAL DEBT		$1,693,663	5.971%		100.00%

Net Unamortized Premiums on Mortgages		$20,403
Net Unamortized Discount on Notes		(2,222)
Notes Payable, other (3)		28,349
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		2,149
TOTAL DEBT - NET		$1,742,342

(1)   The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2)   The Company incurs interest on these obligations using either the 30-day LIBOR rate, Moody’s A Corporate Bond Index or a rate determined by the appropriate remarketing agent plus spreads ranging from 125 to 375 basis points, as determined by the applicable loan agreement.

(3)   Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Debt Maturity Schedule

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2003	$15,805	$349,028	(1)	$364,833	21.19%
2004	15,304	110,354		125,658	7.30%
2005	15,019	208,694	(2)	223,713	12.99%
2006	15,405	13,534		28,939	1.68%
2007	14,719	292,292		307,011	17.83%
2008	13,150	174,325		187,475	10.89%
2009	7,706	168,699		176,405	10.24%
2010+	103,204	204,774		307,978	17.88%
	$200,312	$1,521,700		$1,722,012	100.00%

Net Unamortized Premiums on Mortgages				$20,403
Net Unamortized Discount on Notes				(2,222)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes				2,149
TOTAL DEBT - NET				$1,742,342

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.9 Years	1.0 Years	6.5 Years
Excluding capital leases and credit facilities	7.5 Years	1.2 Years	7.0 Years

(1)   Scheduled maturities include $155.0 million representing the balance of the $155 Million Term Loan Facility drawn as of December 31, 2002 and maturing December 31, 2003, $110.5 million representing the balance of the Variable Rate REMIC, which was repaid and retired on March 3, 2003, and $28.3 million representing the balance of the promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002, which was repaid in full on January 2, 2003.

(2)   Scheduled maturities include $75.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of December 31, 2002 and maturing April 25, 2005.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

2002 Portfolio / Property Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built
Portfolio Acquisitions
1Q 2002
92 Shopping Centers	S	FL, LA, MS, NM, TX	03/01/02	$654,000,000	10.0%	$65,000,000	10.4 M SF	90%	Varied	Varied

4Q 2002
57 Shopping Centers (4)	S	Varied	12/12/02	$437,000,000	9.5%	$41,500,000	7.7 M SF	92%	Varied	Varied

Property Acquisitions
3Q 2002
Superior Marketplace (5)	S	Superior, CO	07/31/02	$51,600,000	9.0%	$4,200,000	148,302	99%	Costco, Michaels, Office Max, PetsMart, SuperTarget, T.J. Maxx	1997

4Q 2002
Midway Market Square	S	Elyria, Ohio	11/20/02	$23,740,000	10.1%	$2,400,114	234,670	99%	Circuit City, Dick’s Sporting Goods, Giant Eagle, Home Depot, Sofa Express, Target	2001

		2002 Total Acquisitions		$1,166,340,000	9.7%	$113,100,114	18.5 M SF

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) The acquisition of one additional 198,315 SF shopping center was completed on January 3, 2003 and is included in the portfolio purchase amount and NOI.

(5) Acquired for approximately $13.6 million in cash and the satisfaction of $38.0 million of notes receivable and accrued interest.  Cap-rate and NOI calculated on a stabilized basis and includes TIF and municipal bond financing. Property is in the later stages of development and is expected to total 295,602 square feet when complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

2002 Portfolio / Property Dispositions

	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres		Percent Leased(3)	Year Built

Portfolio Dispositions
4Q 2002
Four Factory Outlet Centers	F	FL, MO, NJ	12/19/02	$193,000,000	$113,987,904	$79,012,096	11.0%	$21,230,000	1,340,059		94%	Varied

Property Dispositions
1Q 2002
Lucky stores	T	Mesa, AZ	01/09/02	$1,050,000	$1,182,667	$(132,667)	10.7%	$112,192	29,827		100%	1982
Pueblo I	T	Pueblo, CO	02/04/02	700,000	508,863	191,137	—	(22,650)	12,556		0%	1977
Outparcel, adjacent to Kimball Crossing	O	Kimball, TN	02/20/02	350,000	222,956	127,044	—	—	1.217	acres	—	—
Total				$2,100,000	$1,914,486	$185,514	—	$89,542	42,383

2Q 2002
Kroger	T	Missouri City, TX	05/01/02	$1,625,000	$1,615,185	$9,815	10.0%	$163,036	44,183		100%	1982
Crossroads Plaza	S	Mt. Pleasant, PA	06/07/02	3,450,000	1,681,069	1,768,931	10.2%	353,286	105,783		95%	1975
Unity Professional Bldg.	M	Fridley, MN	06/26/02	8,350,000	8,247,524	102,476	9.6%	801,655	62,518		94%	1991
Lucky stores	T	Phoenix, AZ	06/27/02	1,355,000	1,471,530	(116,530)	10.2%	138,559	28,217		100%	1982
Land, adjacent to Mist Lake Plaza	L	Lexington, KY	06/28/02	73,250	30,803	42,447	—	—	0.152	acres	—	—
Total				$14,853,250	$13,046,111	$1,807,139	—	$1,456,536	240,701

3Q 2002
Fairfield Center	S	Fairfield, OH	07/11/02	$2,800,000	$2,687,305	$112,695	6.9%	$191,858	74,095		93%	1978
Belpre Plaza	S	Belpre, OH	07/15/02	400,000	430,884	(30,884)	10.2%	40,731	88,426		25%	1969
Market Central	S	Dalton, GA	08/09/02	3,000,000	2,999,614	386	10.0%	301,150	34,000		84%	1994
Coachella Plaza	S	Coachella, CA	08/13/02	1,800,000	1,378,186	421,814	8.5%	153,802	11,184		100%	1991
Dearborne I	T	Dearborne Hts., MI	08/21/02	600,000	1,380,318	(780,318)	—	(22,621)	9,914		100%	1988
Westcrest Long Point	T	Houston, TX	08/21/02	150,000	51,733	98,267	15.3%	22,971	1,500		100%	1968
Granville Corners	S	Oxford, NC	09/27/02	8,600,000	8,706,395	(106,395)	10.1%	870,901	138,352		99%	1991
Total				$17,350,000	$17,634,435	$(284,435)	—	$1,558,792	357,471

4Q 2002
Woodland Plaza	S	Warsaw, IN	10/18/02	$1,900,000	$1,799,541	$100,459	9.8%	$186,260	31,008		74%	1989
Muskogee I	T	Muskogee, OK	10/18/02	575,000	600,138	(25,138)	—	(14,500)	45,510		0%	1981
Pasadena Park	S	Pasadena, TX	10/21/02	3,950,000	3,948,094	1,906	9.9%	390,412	163,767		50%	1971
Factory Merchants Ft. Chiswell	F	Max Meadows, VA	10/22/02	1,500,000	1,441,850	58,150	12.8%	192,430	175,578		47%	1989
24 Hour Fitness	T	Phoenix, AZ	10/31/02	7,200,000	7,204,369	(4,369)	9.9%	709,338	44,374		100%	1994
Stein Mart Center	S	Poway, CA	11/01/02	7,050,000	5,571,161	1,478,839	5.6%	396,915	112,708		61%	1981
Wilson Shopping Center	S	Wilson, NC	11/15/02	375,000	396,387	(21,387)	—	(18,075)	104,982		76%	1973
High Ridge Daycare	T	High Ridge, MO	11/26/02	218,000	287,293	(69,293)	9.6%	21,000	4,654		100%	1980
Total				$22,768,000	$21,248,833	$1,519,167	—	$1,863,780	682,581

		2002 Total Disposition		$250,071,250	$167,831,769	$82,239,481	—	$26,198,650	2,663,195

(1)   F - Factory Outlet Center, L - Land, M - Miscellaneous Property, O - Outparcel, S - Shopping Center, T - Single Tenant Property

(2)   Projected recurring property NOI as of closing date of sale.

(3)   As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

2002 Redevelopment / Outparcel Development Activities

	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased(1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost
							Expected Start Date	Expected Completion Date	Percent Complete

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

Redevelopment Activities

Arapahoe Crossings (2)	Aurora, CO	1996	2001	Final phase of development	467,000	99%	Oct-01	Jan-03	99%	—	—
Island Plaza	James Island, SC	1994	1997	Expansion of Food Lion by 9,000 SF	179,531	45%	Oct-01	Feb-03	80%	$1,120,000	13.5%
Bristol Plaza	Santa Ana, CA	1972	1997	Conversion of a former grocer into Trader Joe’s and Petco and façade renovation	111,403	100%	Jul-02	Mar-03	75%	3,917,000	12.5%
Paseo del Norte	Albuquerque, NM	2001	2002	Develop shopping center and replace anchor tenant	48,000	0%	Jul-02	May-03	10%	2,613,000	12.0%
Superior Marketplace	Superior, CO	1997	2002	Completion of Phase I development and Phase II development	295,602	99%	Aug-02	Jun-04	17%	20,200,000	11.9%
Regency Park	Jacksonville, FL	1985	1997	Addition of a 10,867 SF Party City by combining stores and constructing 4,430 SF	333,865	80%	Aug-02	Jan-03	10%	1,200,000	14.0%
J*Town Center	Jeffersontown, KY	1959	1988	Phase I of reconfiguration of shopping center with 15,000 SF of new retail shops	201,000	32%	Aug-02	May-03	10%	1,700,000	13.2%
Kenworthy Crossing	El Paso, TX	2000	2002	Re-tenanting of former grocery space with Albertsons	74,171	87%	Aug-02	Feb-03	75%	5,002,000	11.0%
Laurel Square	Brick, NJ	1973	1992	Façade renovation with contract rent increases	246,235	97%	Sep-02	Apr-03	10%	610,000	13.2%
Old Egypt	Magnolia, TX	2002	2002	Construction of a new 14,580 SF Walgreen store	14,580	100%	Oct-02	Dec-03	25%	3,046,000	11.0%
Braes Heights(3)	Houston, TX	1953	2002	Conversion of second floor space into leasable office space	203,167	96%	Jan-03	Jul-03	40%	611,000	14.0%
Sun Plaza(3)	Ft. Walton Beach, FL	1970	2002	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	159,101	63%	Feb-03	Jan-04	0%	4,446,923	12.1%
Tarpon Mall(3)	Tarpon Springs, FL	1950	2002	Construction of a new 44,480 SF Publix, façade renovation and construction of a 4,000 SF outparcel building	135,491	48%	Feb-03	Dec-03	0%	7,015,195	10.5%
Westgate(3)	Dublin, GA	1974	1990	Partial sale of shopping center to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	114,665	72%	Feb-03	Dec-03	0%	1,900,000	11.0%
Sunshine Square (3)	Medford, NY	1989	2002	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	85%	Jun-03	Jul-04	0%	4,796,792	15.2%

Total										$58,177,910

Outparcel Development Activities

Braes Heights	Houston, TX	1953	2002	Construction of a new 14,471 SF Eckerd on outparcel and re-tenanting of former Eckerd space	203,167	96%	Jan-02	Feb-03	90%	$2,000,000	11.0%
Colonial Marketplace(3)	Orlando, FL	1986	1998	Purchase of adjacent 7,200 SF building to lease and renovate	136,023	99%	Mar-03	Oct-03	20%	2,000,000	12.0%

Total										$4,000,000

ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

Redevelopment Activities (4)

The Mall at 163rd Street	Miami, FL	1956	1998	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	300,000	66%	Apr-03	Dec-04	15%	$20,000,000	10.5%

Total										$20,000,000
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased(1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost
							Start Date	Completion Date	Percent Complete
Completed 2002 Redevelopment / Outparcel Development Activities

Southfield Shopping Center	Southfield, MI	1970	1998	Façade renovation	106,948	93%	Oct-01	Jan-02	100%	$533,560	15.9%
Eastgate Shopping Center	Louisville, KY	1987	1993	Expansion of Kroger by 17,548 SF	162,041	99%	May-01	Mar-02	100%	0	—
Greeneville Commons	Greeneville, TN	1990	1992	Construction of a 5,500 SF tenant space leased to Hibbett Sports	228,618	99%	Sep-01	Mar-02	100%	485,289	15.9%
Hampton Square	Southampton, PA	1980	1998	Addition of a 37,268 SF McCaffrey’s in existing space	62,933	98%	Jul-01	Apr-02	100%	1,200,000	27.3%
Fashion Corner	Saginaw, MI	1986	1995	Phase II addition of Bed, Bath & Beyond and complete renovation of the shopping center	188,877	62%	Jan-02	Jun-02	100%	2,031,000	12.4%
Long Point Square	Houston, TX	1980	2002	Conversion of a former grocer into multiple tenant space	74,329	75%	Jul-01	Jul-02	100%	400,000	13.0%
Coconut Creek	Coconut Creek, FL	1983	2002	Construction of a new 51,000 SF Publix and façade renovation	267,251	72%	Jul-01	Aug-02	100%	5,700,000	10.1%
Westridge Court	Naperville, IL	1990	1997	Expansion of Petco by 6,000 SF	452,183	99%	May-02	Aug-02	100%	980,000	10.0%
Rock Prairie Crossing	College Station, TX	2000	2002	Construction of a 14,471 SF Eckerd on outparcel	118,254	100%	Oct-01	Aug-02	100%	1,300,000	12.7%
J*Town Center	Jeffersontown, KY	1959	1988	Construction of a 10,055 SF CVS on outparcel	201,000	32%	Jun-02	Sep-02	100%	1,160,000	13.0%
Delhi	Cincinnati, OH	1973	1996	Façade renovation	166,317	97%	Jan-02	Sep-02	100%	479,000	13.7%
Townshire	Bryan, TX	1957	2002	Construction of a new 62,000 SF Albertsons and façade renovation	136,693	86%	Feb-01	Sep-02	100%	3,800,000	12.3%
Rutland Plaza	St. Petersburg, FL	1964	1996	Construction of 14,000 SF of retail shops and facade renovation	149,562	100%	Jun-02	Oct-02	100%	665,000	14.0%
Cordele Square	Cordele, GA	1968	1990	Increased lease commitment by Harvey Foods and Goody’s for façade renovation	128,927	93%	May-02	Oct-02	100%	450,000	12.0%
Haymarket Mall	Des Moines, IA	1979	1995	Construction of a 10,000 SF Famous Footwear on outparcel	240,372	100%	Jun-02	Nov-02	100%	877,000	12.5%
Haymarket Square	Des Moines, IA	1979	1995	Repositioning of shopping center with three new anchors, a 37,164 SF Nova Cinema, a 29,214 SF Big Lots and a 11,900 SF Dollar Tree	266,803	96%	Jul-02	Nov-02	100%	1,425,000	14.5%
Bennetts Mills Plaza	Jackson, NJ	1988	1994	Expansion of Stop & Shop by 25,000 SF and façade renovation	115,238	98%	Dec-01	Nov-02	100%	620,000	12.0%
Dover Park Plaza	Yardville, NJ	1966	2000	Addition of a new 12,000 SF CVS and façade renovation	56,222	84%	Feb-02	Nov-02	100%	528,000	12.0%
Village Plaza	Garland, TX	1964	2002	Construction of 8,660 SF of new GLA	89,241	100%	Jul-02	Nov-02	100%	820,000	12.8%
Southwood Plaza	Bowling Green, OH	1961	1990	Addition of a 6,000 SF Blockbuster Video and expansion of Big Lots to 33,600 SF	81,959	93%	Aug-02	Dec-02	100%	650,000	12.5%
Central Avenue Marketplace	Toledo, OH	1968	1990	Definitive contract signed with Wal-Mart for a 142,000 SF store	LAND	—	Oct-01	Dec-02	100%	4,003,184	14.0%
Dillsburg Shopping Center	Dillsburg, PA	1994	1996	Construction of a new 55,000 SF Giant, a new 13,813 SF Eckerd and 8,630 SF of retail shops pre-leased to Hallmark, H&R Block and a salon	132,398	100%	Feb-02	Dec-02	100%	8,500,000	13.1%
Parkview East	Pasadena, TX	1968	2002	Reconfiguration of retail shop space to accommodate two new tenants and facade renovation	38,186	93%	Aug-02	Dec-02	100%	1,116,000	13.0%

Total										$37,723,033

TOTAL 2002 COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES(5)										$99,900,943

(1)   Includes all leases in force at December 31, 2002, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2)   Final phase of development is expected to cost $7.1 million, of which approximately $6.1 million was completed as of year-end.

(3)   Indicates project added during 4Q 2002.

(4)   Expected total project cost less land sales.

(5)   Excludes Enclosed Malls / Specialty Retail Properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Property Type Summary

					ABR		Quarterly NOI(1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI

Stabilized Properties
Community and Neighborhood Shopping Centers	334	46,279,112	91%	42,062,418	$315,147,334	88.0%	$61,123,912	81.8%
Single Tenant Properties	32	868,994	84%	733,694	4,593,754	1.3%	899,398	1.2%
Enclosed Malls / Specialty Retail Properties	4	1,731,385	78%	1,342,795	17,675,555	4.9%	8,884,718	11.9%
Miscellaneous Properties	8	34,760	100%	34,760	326,940	0.1%	(78,370)	-0.1%
	378	48,914,251	90%	44,173,667	$337,743,583	94.4%	$70,829,658%	94.7
Redevelopment Properties
Community and Neighborhood Shopping Centers	15	2,633,282	77%	2,034,837	$18,991,925	5.3%	$141,677	0.2%
Enclosed Malls / Specialty Retail Properties	1	300,000	66%	198,039	1,231,054	0.3%	3,791,925	5.1%
	16	2,933,282	76%	2,232,876	$20,222,979	5.6%	$3,933,602	5.3%

TOTAL PORTFOLIO	394	51,847,533	90%	46,406,543	$357,966,562	100.0%	$74,763,260	100.0%

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX:(2)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	26,267,689	59.6%	$152,161,183	$5.79	45.5%
Non-anchor Tenants	17,829,566	40.4%	181,978,076	10.21	54.5%
	44,097,255	100.0%	$334,139,259	$7.58	100.0%

(1)   Data includes $4.982 million of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2)   Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping centers GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.2%
Arizona	8	89%	973,147	2.1%
Arkansas	2	98%	237,991	0.4%
California	15	91%	2,455,132	7.2%
Colorado	5	100%	1,210,066	3.4%
Delaware	1	100%	30,000	0.0%
Florida	30	86%	4,872,133	10.5%
Georgia	34	90%	3,672,992	6.0%
Illinois	12	88%	1,512,688	3.3%
Indiana	17	81%	1,537,770	2.0%
Iowa	3	98%	547,493	0.7%
Kentucky	11	91%	1,809,123	3.0%
Louisiana	6	96%	738,341	1.0%
Maryland	2	85%	278,934	0.6%
Massachusetts	2	100%	348,917	0.6%
Michigan	13	91%	2,396,416	5.0%
Minnesota	1	98%	55,715	0.1%
Mississippi	1	100%	87,721	0.1%
Nebraska	2	100%	9,671	0.0%
Nevada	3	63%	587,388	1.0%
New Jersey	7	93%	865,405	2.0%
New Mexico	2	49%	97,600	0.1%
New York	25	86%	3,531,579	6.2%
North Carolina	14	95%	1,885,678	3.2%
Ohio	25	88%	3,876,028	6.7%
Pennsylvania	14	86%	2,147,269	4.4%
Rhode Island	1	91%	148,395	0.3%
South Carolina	7	70%	792,641	1.1%
Tennessee	16	97%	1,926,084	3.5%
Texas	86	92%	9,370,240	18.6%
Utah	3	98%	606,334	1.0%
Virginia	13	93%	1,708,807	3.3%
West Virginia	3	91%	354,938	0.6%
Wisconsin	2	87%	259,953	0.4%
Wyoming	1	91%	154,930	0.3%
	394	90%	51,847,533	100%

Region
East	100	89%	13,901,686	25.3%
Midwest	76	88%	10,350,664	18.6%
South	182	91%	21,665,516	41.3%
West	36	90%	5,929,667	14.8%
	394	90%	51,847,533	100%

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended			Three Months Ended			Three Months Ended
	12/31/02	12/31/01	Percent Change	09/30/02	09/30/01	Percent Change	06/30/02	06/30/01	Percent Change
Analysis Specific Property Statistics:
Number of properties included in analysis	210	210		223	223		230	230
Gross leasable area	28,352,526	28,352,526		29,869,552	29,869,552		31,195,000	31,195,000
Percent leased	89.6%	91.8%	-2.2%	90.1%	91.7%	-1.6%	89.2%	91.3%	-2.1%

Termination Fees:(1)	$12	$49		$1,600	$261		$32	$30

Property revenues	$65,200	$65,393	-0.3%	$72,989	$70,988	2.8%	$76,531	$75,752	1.0%
Property operating expenses	22,434	21,458	4.5%	22,007	19,537	12.6%	23,330	21,916	6.5%
SAME PROPERTY NOI (GAAP BASIS)	$42,766	$43,935	-2.7%	$50,982	$51,451	-0.9%	$53,201	$53,836	-1.2%
Operating margin (GAAP basis)	65.6%	67.2%	-1.6%	69.8%	72.5%	-2.6%	69.5%	71.1%	-1.6%
Straight-line rent adjustment	484	855	-43.4%	421	173	143.4%	425	753	-43.6%
SAME PROPERTY NOI	$42,282	$43,080	-1.9%	$50,561	$51,278	-1.4%	$52,776	$53,083	-0.6%
Operating margin	64.8%	65.9%	-1.0%	69.3%	72.2%	-3.0%	69.0%	70.1%	-1.1%

	Three Months Ended			Twelve Months Ended
	03/31/02	03/31/01	Percent Change	12/31/02	12/31/01	Percent Change
Analysis Specific Property Statistics:
Number of properties included in analysis	237	237		208	208
Gross leasable area	32,272,672	32,272,672		27,768,124	27,768,128
Percent leased	89.5%	91.4%	-1.9%	90.2%	92.4%	-2.2%

Termination Fees:(1)	$562	$659		$2,190	$856

Property revenues	$77,836	$79,156	-1.7%	$260,784	$259,495	0.5%
Property operating expenses	22,413	22,892	-2.1%	80,451	76,486	5.2%
SAME PROPERTY NOI (GAAP BASIS)	$55,423	$56,264	-1.5%	$180,333	$183,009	-1.5%
Operating margin (GAAP basis)	71.2%	71.1%	0.1%	69.2%	70.5%	-1.4%
Straight-line rent adjustment	(136)	(102)	33.3%	1,409	1,947	-27.6%
SAME PROPERTY NOI	$55,559	$56,366	-1.4%	$178,924	$181,062	-1.2%
Operating margin	71.4%	71.2%	0.2%	68.6%	69.8%	-1.2%

(1)   Excluded from Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Top Ten Tenants

	Tenant	Number of Leases	GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co.(1)	47	2,387,228	$15,610,606	4.4%
2	Kmart Corporation	36	3,345,453	13,679,948	3.8%
3	Wal-Mart Stores(2)	29	3,182,776	13,365,569	3.7%
4	Ahold USA(3)	21	1,039,586	7,703,014	2.2%
5	Winn-Dixie Stores(4)	21	957,261	5,995,290	1.7%
6	The TJX Companies(5)	24	803,137	5,430,648	1.5%
7	J.C. Penney Company(6)	43	769,179	4,819,363	1.3%
8	Delhaize America(7)	21	692,183	4,400,255	1.2%
9	Publix Super Markets	14	669,453	4,026,750	1.1%
10	Big Lots, Inc.	35	989,845	3,600,114	1.0%

		291	14,836,101	$78,631,557	22.0%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(5) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(6) Includes Eckerd and JCPenney.

(7) Includes Food Lion and Kash n’ Karry.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2002	71	299,355	$3,068,063	$1,474,832	$202,518
psf			10.25	4.93	0.68
2Q 2002	133	568,546	$5,921,995	$2,299,136	$480,725
psf			10.42	4.04	0.85
3Q 2002	193	748,620	$7,480,645	$2,262,256	$527,991
psf			9.99	3.02	0.71
4Q 2002	136	600,799	$5,666,098	$2,080,316	$908,480
psf			9.43	3.46	1.51

2002 Total	533	2,217,320	$22,136,800	$8,116,540	$2,119,714
			9.98	3.66	0.96

RENEWAL LEASE SUMMARY

	Number	GLA	Total Former ABR	Total New ABR	Increase/(Decrease)
					Total Dollar	Percent
1Q 2002	143	683,503	$5,218,436	$5,470,804	$252,368	4.8%
psf			7.63	8.00	0.37
2Q 2002	200	748,437	$6,557,254	$7,099,740	$542,486	8.3%
psf			8.76	9.49	0.72
3Q 2002	189	655,229	$6,391,971	$6,714,569	$322,598	5.0%
psf			9.76	10.25	0.49
4Q 2002	164	820,839	$5,748,687	$6,093,899	$345,212	6.0%
psf			7.00	7.42	0.42

2002 Total	696	2,908,008	$23,916,348	$25,379,012	$1,462,664	6.1%
			8.22	8.73	0.50

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2003	1456	4,908,642	10.58%	$8.44	11.58%
2004	1035	4,184,526	9.02%	8.66	10.13%
2005	1006	5,276,953	11.37%	7.72	11.38%
2006	804	4,594,973	9.90%	8.07	10.36%
2007	761	4,596,156	9.90%	8.37	10.74%
2008	307	2,653,619	5.72%	6.52	4.83%
2009	162	2,493,476	5.37%	7.27	5.06%
2010	149	2,799,074	6.03%	6.76	5.28%
2011	139	2,294,406	4.94%	7.87	5.04%
2012	118	1,283,879	2.77%	9.10	3.27%
2013+	345	11,320,839	24.39%	7.06	22.33%
	6,282	46,406,543	100.0%	$7.71	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Property Portfolio

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$381,268	Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	927,816	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	895,646	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	99%	1,386,464	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	98%	1,232,623	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	99%	1,248,492	Food 4 Less, Osco Drugs
7	Kmart Plaza	Mesa	AZ	1970	12/28/90	182,933	97%	698,743	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	596,338	Food City
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	52%	454,200	Family Dollar
10	Metro Marketplace	Phoenix	AZ	1988	06/21/91	249,575	85%	2,068,345	Office Max, Toys R Us
11	Northmall Centre	Tucson	AZ	1996	12/31/96	163,785	96%	1,443,054	CompUSA, JC Penney, Stein Mart
12	Bakersfield Plaza	Bakersfield	CA	1970	06/20/97	213,164	90%	1,766,659	Circuit City, Longs Drugs	Mervyn’s
13	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	—
14	Carmen Plaza	Camarillo	CA	1971	06/20/97	129,264	94%	1,204,082	24 Hour Fitness	Big Lots, Garfields, Kragen, Trader Joe’s
15	Cudahy Plaza	Cudahy	CA	1968	06/20/97	138,430	100%	671,039	Kmart, Pic “N” Save
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,854,902	Home Depot, PetsMart, Smart & Final	Mervyn’s
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	1,051,758	United Artists, Wherehouse
18	Briggsmore Plaza	Modesto	CA	1974	06/20/97	98,945	94%	709,386	Grocery Outlet, Macfrugals, Outdoor World	Fitness Choice
19	Montebello Plaza	Montebello	CA	1974	06/20/97	289,790	96%	2,792,386	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1979	06/20/97	198,484	99%	730,416	Albertsons, Kmart, Rite Aid
21	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	80%	2,191,707	Borders, Linens ‘N Things	Wal-Mart
22	Rose Pavilion	Pleasanton	CA	1987	02/27/98	277,848	85%	3,858,885	Levitz Furniture, Macy’s Home Store	Long’s Drugs
23	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	95%	1,623,996	T.J. Maxx	Ralph’s, Rite Aid
24	Vail Ranch Center	Temecula	CA	1997	12/31/97	99,204	99%	1,050,680	Rite Aid, Stater Bros.
25	Arvada Plaza	Arvada	CO	1977	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	Aurora	CO	1965	12/12/02	157,786	100%	833,040	Big Lots, King Soopers, Qmovies.net
27	Westminster City Center	Westminster	CO	1996	12/16/97	339,600	100%	3,854,301	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith
28	Brooksville Square	Brooksville	FL	1987	03/28/94	192,452	98%	1,333,101	Kmart, Publix, Walgreens
29	Coconut Creek	Coconut Creek	FL	1983	03/01/02	267,251	72%	2,047,502	Big Lots, Lady of America Gym, Publix
30	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,282,978	Kmart, Publix
31	Morse Shores	Ft. Myers	FL	1983	03/01/02	169,545	99%	1,033,320	Beall’s Outlet, Big Lots, Publix
32	Holly Hill Shopping Center	Holly Hill	FL	1984	12/12/02	116,096	91%	825,403	Family Dollar, Winn-Dixie
33	Normandy Square	Jacksonville	FL	1976	12/12/02	87,235	100%	620,136	Eckerd, Family Dollar, Winn-Dixie
34	Plaza 66	Kenneth City	FL	1985	12/12/02	95,320	98%	735,894	Kash n’ Karry
35	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	62,220	—	Winn-Dixie
36	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	98%	692,655	Ryan’s Family Steakhouse
37	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,320,216	Kmart, Ross, Winn-Dixie
38	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,756,360	Kmart, Publix
39	Southgate	New Port Richey	FL	1966	08/27/97	262,911	97%	878,674	Big Lots, Publix
40	Presidential Plaza	North Lauderdale	FL	1977	04/18/97	88,306	94%	654,491	Winn-Dixie
41	Colonial Marketplace	Orlando	FL	1986	04/01/98	128,823	99%	999,904	Office Max	Target
42	Silver Hills	Orlando	FL	1985	03/01/02	108,812	92%	401,954	AutoZone, Buddy’s Home, Winn-Dixie
43	23rd Street Station	Panama City	FL	1986	07/01/98	98,827	96%	976,969	Publix
44	Pensacola Square	Pensacola	FL	1986	12/12/02	134,806	100%	1,229,293	Circuit City, Ethan Allen, Office Max	Books-A—Million, Hobby Lobby
45	Riverwood	Port Orange	FL	1990	09/05/97	93,506	94%	484,327	Walgreens, Winn-Dixie
46	Seminole Plaza	Seminole	FL	1964	06/11/98	144,011	96%	758,155	Burlington Coat, T.J. Maxx
47	Eagles Park	St. Petersburg	FL	1986	03/01/02	126,171	87%	983,924	Publix
48	Rutland Plaza	St. Petersburg	FL	1964	11/01/96	149,562	100%	1,099,190	Big Lots, Winn-Dixie
49	Skyway Plaza	St. Petersburg	FL	1959	12/12/02	110,799	89%	683,980	Dollar Tree, Kash n’ Karry, Walgreens
50	Downtown Publix	Stuart	FL	1965	03/01/02	153,196	89%	1,233,203	Beall’s Outlet, Publix, Schumacher Music

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

51	Albany Plaza	Albany	GA	1968	05/12/94	114,169	89%	611,788	Big Lots, Food Lion
52	Southgate Plaza	Albany	GA	1969	07/11/90	61,816	97%	388,494	OK Beauty Supply, Save-A—Lot
53	Eastgate Plaza	Americus	GA	1980	07/11/90	44,365	100%	133,323	Beall’s
54	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	96%	937,243	Belk’s, Harveys
55	Northeast Plaza	Atlanta	GA	1952	12/12/02	431,089	81%	2,952,140	Furniture Plus, Mars Music, Publix
56	North Leg Plaza	Augusta	GA	1987	12/12/02	118,580	100%	604,660	Beall’s Outlet, Big Lots, Food Lion
57	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	95%	439,182	CVS, Save Rite Grocery Warehouse
58	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	96%	547,070	Badcock Furniture, Kroger
59	Covered Bridge	Clayton	GA	1986	12/12/02	61,375	100%	403,074	BI-LO, Family Dollar
60	Cordele Square	Cordele	GA	1968	07/11/90	128,927	93%	592,806	Belk’s, Harvey Foods
61	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	67,947	Fred’s Dollar Store
62	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	98%	791,225	B.C. Moore, Wal-Mart
63	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	732,383	Kmart, Winn-Dixie
64	Covington Gallery	Covington	GA	1991	12/30/93	174,857	96%	999,140	Ingles, Kmart
65	Northside Plaza	Dalton	GA	1990	10/11/95	73,931	100%	544,940	BI-LO, Family Dollar
66	Midway Village	Douglasville	GA	1989	05/01/97	73,028	100%	523,090	Save Rite Grocery Warehouse
67	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	95%	421,597	Marshalls
68	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	97%	1,080,560	Kroger
69	Pavilions at Eastlake	Marietta	GA	1986	03/01/99	159,088	95%	1,620,914	Kroger
70	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	91%	408,373	Marshalls
71	Merchants Crossing	Newnan	GA	1974	12/12/02	174,059	100%	808,113	Hastings, Kmart, Kroger
72	Perry Marketplace	Perry	GA	1992	12/30/92	179,973	59%	572,542	Kroger
73	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	569,374	Save Rite Grocery Warehouse
74	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	36%	150,851	—	Wal-Mart
75	Eisenhower Square	Savannah	GA	1985	07/16/97	125,120	100%	859,673	Eisenhower Cinema, Food Lion
76	Victory Square	Savannah	GA	1986	07/02/92	168,514	78%	875,983	Food Lion, Scotty’s
77	Wisteria Village Shopping Center	Snellville	GA	1985	10/11/95	164,646	93%	988,097	Kmart
78	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	556,470	—
79	Tift-Town	Tifton	GA	1965	07/11/90	58,818	68%	167,508	Beall’s Outlet, CVS
80	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	140,858	—
81	Haymarket Mall	Des Moines	IA	1979	05/12/95	240,372	100%	1,092,641	Burlington Coat Factory, Hobby Lobby
82	Haymarket Square	Des Moines	IA	1979	05/12/95	266,803	96%	1,240,391	Big Lots, Dahl’s Foods, Nova Cinema, Office Depot
83	Village Mart	Aurora	IL	1978	12/12/02	89,528	100%	660,002	Eagle Country Market, Family Dollar, Village Discount Outlet
84	Festival Center	Bradley	IL	1989	12/12/02	63,796	100%	419,703	Dollar General, Festival Foods
85	Southfield Plaza	Bridgeview	IL	1958	12/03/96	198,331	91%	1,759,806	Dominick’s Foods, Hobby Lobby
86	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	387,458	Big Lots, Hobby Lobby
87	Freeport Plaza	Freeport	IL	1968	12/12/02	87,846	100%	475,391	Cub Foods, Stone’s Hallmark
88	Westridge Court	Naperville	IL	1990	07/18/97	452,183	99%	5,365,399	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre, Spiegel
89	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,167	93%	905,783	Jewel-Osco, Major Motors Auto Supply
90	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	55%	1,291,983	T.J. Maxx, Walt’s Finer Foods
91	Columbus Center	Columbus	IN	1964	12/01/88	270,227	33%	705,413	OfficeMax
92	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	96%	631,489	CVS, Martin’s Super Market
93	Elkhart Market Centre	Goshen	IN	1990	12/12/02	349,115	99%	1,870,005	Sam’s Wholesale Club, Wal-Mart
94	Marwood Plaza	Indianapolis	IN	1966	12/12/02	107,080	100%	723,621	CVS, Fashion Bug Plus, Kroger
95	Westlane Shopping Center	Indianapolis	IN	1968	12/12/02	71,490	100%	397,989	Family Dollar, Lo Bill Foods
96	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	698,018	Holiday Foods, Kmart
97	Valley View Plaza	Marion	IN	1989	03/28/94	29,974	100%	306,556	—	Wal-Mart
98	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	480,449	Goody’s, Kmart
99	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	97%	343,728	Buehler Foods	Big Lots
100	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	100%	975,014	Kmart, Scott’s Foods
101	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	99%	1,001,469	Goody’s, Kroger
102	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	791,559	Kmart, Staples
103	Florence Plaza	Florence	KY	1985	12/12/02	170,404	100%	1,196,445	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R’ Us

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

104	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	753,619	Food Lion, Kmart
105	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	96%	1,579,292	Wal-Mart
106	London Marketplace	London	KY	1994	03/17/94	169,032	100%	1,062,099	Kmart, Kroger
107	Eastgate Shopping Center	Louisville	KY	1987	11/10/93	162,041	99%	1,413,160	Kroger
108	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%	363,593	Big Lots, Save-A—Lot
109	Towne Square North	Owensboro	KY	1988	12/12/02	163,248	99%	906,512	Books-A—Million, Hobby Lobby, Office Depot
110	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,253,079	Kmart, Kroger
111	Karam Shopping Center	Lafayette	LA	1970	12/12/02	100,238	100%	345,574	Conn’s Appliance, Super 1 Foods
112	Desiard Plaza	Monroe	LA	1984	12/12/02	65,439	86%	293,747	Brookshire’s, Family Dollar
113	Iberia Plaza	New Iberia	LA	1983	03/01/02	132,107	98%	625,421	Stage, Super 1
114	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	92%	957,881	Big Lots
115	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	985,675	Kmart, Super 1
116	Points West	Brockton	MA	1960	12/12/02	144,042	100%	842,215	HomeGoods, Ocean State Job Lot
117	Holyoke Shopping Center	Holyoke	MA	1971	12/12/02	204,875	100%	1,185,215	Stop & Shop
118	Liberty Plaza	Randallstown	MD	1962	05/12/95	215,574	82%	1,463,349	Marshalls
119	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,360	94%	575,560	Martin’s
120	Maple Village	Ann Arbor	MI	1965	10/14/94	288,046	98%	1,596,905	Dunham’s, Kmart
121	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	93%	630,228	Farmer Jack
122	Delta Center	Lansing	MI	1985	12/12/95	186,246	99%	1,899,637	Farmer Jack, Pet Food Warehouse
123	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	98%	4,686,186	Farmer Jack, Kohl’s, Star Theatre, T.J. Maxx	Target
124	Fashion Corner	Saginaw	MI	1986	12/12/95	188,877	62%	971,089	Bed, Bath & Beyond, Best Buy
125	Green Acres	Saginaw	MI	1960	12/12/02	271,506	90%	1,564,172	A.J. Wright, Big Lots, Farmer Jack
126	Hall Road Crossing	Shelby Township	MI	1985	12/12/95	175,763	100%	1,914,004	Gander Mountain
127	Southfield Shopping Center	Southfield	MI	1970	02/12/98	106,948	93%	1,016,207	Farmer Jack	Burlington Coats, F&M, Marshalls
128	Delco Plaza	Sterling Heights	MI	1973	11/14/96	154,853	100%	749,240	Babies R Us, Bed, Bath & Beyond, Dunham’s
129	Westland Crossing	Westland	MI	1986	11/16/99	141,738	88%	1,148,407	—	Toys R Us
130	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,305,499	Busch Grocery, Wal-Mart
131	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	136,103	38%	468,587	—
132	University IV	Spring Lake Park	MN	1978	12/12/02	55,715	97%	402,766	Northwest Bookstore, Paper Warehouse, The Gym
133	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A—Million, Georgia Carpet Outlet, Office Depot
134	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	96%	442,359	Ingles	Wal-Mart
135	Village Marketplace	Asheboro	NC	1988	04/13/95	87,869	84%	554,259	—
136	Macon Plaza	Franklin	NC	1982	12/12/02	92,967	91%	349,764	BI-LO, Peebles
137	Foothills Market	Jonesville	NC	1988	06/05/95	49,630	94%	280,649	Food Lion
138	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	94%	343,479	Food Lion	Wal-Mart
139	Kinston Pointe	Kinston	NC	1991	07/05/95	248,180	97%	695,333	Wal-Mart
140	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	94%	602,116	—
141	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	92%	675,406	—
142	Crossroads Center	Statesville	NC	1991	02/27/96	340,190	99%	2,026,871	Wal-Mart
143	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	95%	625,035	Lowe’s Food
144	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	94%	710,449	Food Lion, Wal-Mart
145	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	99%	1,014,174	Wal-Mart, Winn-Dixie	Belk’s
146	Parkway Plaza	Winston-Salem	NC	1960	12/12/02	286,405	93%	2,329,623	Lowes Foods, Office Depot
147	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	925,465	Michaels, Office Max, Wherehouse
148	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	775,819	Kmart
149	Bennetts Mills Plaza	Jackson	NJ	1988	09/01/94	115,238	98%	1,053,383	Countyline Hardware, Stop & Shop
150	Middletown Plaza	Middletown	NJ	1972	01/01/75	198,068	84%	2,111,508	ShopRite
151	Tinton Falls Plaza	Tinton Falls	NJ	1953	01/30/98	100,582	92%	879,164	Burlington Coat Factory, Lifestyle Fitness	A&P
152	Dover Park Plaza	Yardville	NJ	1966	01/28/00	56,222	84%	553,860	CVS
153	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food
154	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	52%	1,630,180	Babies R Us, Stein Mart, T.J. Maxx
155	Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	92%	1,302,516	Albertsons
156	Kietzke Center	Reno	NV	1974	06/20/97	165,350	55%	712,778	Ric’s Furniture
157	University Mall	Canton	NY	1967	01/01/76	78,738	24%	162,000	—

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

158	Cortlandville	Cortland	NY	1984	08/04/87	100,300	95%	245,963	—
159	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	590,575	Kmart, Office Max
160	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	90%	905,828	Big Lots, Quality Markets
161	Elmira Plaza	Elmira	NY	1976	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
162	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,454,438	Wal-Mart, Wegmans
163	Pyramid Mall	Geneva	NY	1973	08/03/93	239,500	98%	1,180,739	Big Lots, Kmart, Tops Market
164	McKinley Plaza	Hamburg	NY	1991	06/14/92	92,795	98%	864,055	T.J. Maxx
165	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,795,494	Wal-Mart, Wegmans
166	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,135,667	Eckerd, Penn Traffic, T.J. Maxx
167	Shops at Seneca Mall	Liverpool	NY	1971	08/03/93	237,202	84%	1,206,810	Kmart, Price Chopper
168	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	100%	365,605	Save-A—Lot
169	Wallkill Plaza	Middletown	NY	1986	12/12/95	203,234	92%	1,625,690	ShopRite
170	Monroe ShopRite Plaza	Monroe	NY	1972	08/01/97	122,394	98%	1,311,443	Eckerd, Lifeplex, ShopRite
171	Rockland Plaza	Nanuet	NY	1963	01/01/83	247,957	99%	4,337,737	Marshalls, Rockbottom
172	South Plaza	Norwich	NY	1967	04/01/83	143,665	46%	227,198	Plaza Lanes, Sav-A—Lot
173	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	34%	107,977	—
174	Oswego Plaza	Oswego	NY	1966	01/01/77	128,087	98%	624,934	Big Lots, JC Penney
175	Mohawk Acres	Rome	NY	1965	01/20/84	155,840	80%	577,439	Applebees
176	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
177	Westgate Manor	Rome	NY	1961	01/01/86	65,813	96%	382,836	Big Lots, Rome Cinemas
178	Northland	Watertown	NY	1962	01/01/73	122,666	26%	275,208	—
179	Whitestown Plaza	Whitesboro	NY	1953	04/03/02	80,612	76%	530,565	Third Price Sportswear, Victory Markets
180	Ashland Square	Ashland	OH	1990	10/06/93	163,168	99%	934,254	Wal-Mart
181	Harbor Plaza	Ashtabula	OH	1988	02/20/91	51,794	77%	284,978	—
182	Southwood Plaza	Bowling Green	OH	1961	05/16/90	81,959	93%	362,873	Big Lots, Hallmark
183	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	84%	1,245,224	Circuit City, OfficeMax	Pat Catan’s Craft Centers
184	Brentwood Plaza	Cincinnati	OH	1957	05/04/94	232,567	89%	1,193,449	—
185	Delhi	Cincinnati	OH	1973	05/22/96	166,317	97%	1,447,532	Big Lots, Kroger
186	Hillcrest Square	Cincinnati	OH	1981	12/12/02	150,218	100%	557,175	Furniture & Mattress Dist. Center, Kroger
187	Western Village	Cincinnati	OH	1960	05/04/94	138,526	76%	554,165	—
188	Crown Point	Columbus	OH	1980	07/23/98	147,427	95%	1,128,458	Kroger
189	Greentree Shopping Center	Columbus	OH	1974	07/23/98	128,501	80%	904,726	Kroger
190	Karl Plaza	Columbus	OH	1972	12/12/02	100,396	93%	582,174	Staples	Frank’s Nursery & Crafts
191	South Towne Centre	Dayton	OH	1972	03/27/92	308,699	99%	2,469,956	Borders, Burlington Coat Factory, Kmart, Value City Furniture
192	Heritage Square	Dover	OH	1959	08/31/93	231,735	63%	810,719	Bag N Save Foods
193	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,144,176	Goodwill, Tops Market
194	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	88%	981,779	Dunham’s	Kids R Us, Toys R Us
195	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	99%	2,627,104	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
196	Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	500,589	Big Lots, Tractor Supply Company
197	Parkway Plaza	Maumee	OH	1955	09/06/89	140,021	60%	374,972	The Pharm
198	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	449,540	Chief Supermarket, Rite Aid
199	New Boston	New Boston	OH	1991	02/17/93	238,711	96%	1,385,337	Festival Foods, Wal-Mart
200	Market Place	Piqua	OH	1972	11/20/91	169,311	58%	542,857	—
201	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	99%	1,724,471	Gregg Appliances
202	Alexis Park	Toledo	OH	1969	12/12/02	258,942	96%	1,159,642	Food Town, Value City
203	Glengary Shopping Center	Westerville	OH	1976	12/12/02	101,068	71%	566,732	Aldi
204	Bethel Park	Bethel Park	PA	1965	05/14/97	224,069	98%	1,336,458	Ames Department Store, Giant Eagle
205	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	98%	1,332,759	Big Lots, Pathmark
206	Dillsburg Shopping Center	Dillsburg	PA	1994	10/16/96	132,398	100%	1,076,685	Eckerd, Giant Food Stores
207	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,378,379	Kmart, Weis Markets
208	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	Dunham’s, Staples	Toys R Us
209	New Garden	Kennett Square	PA	1979	06/20/97	149,270	91%	642,743	Acme Markets, Big Lots
210	Stone Mill Plaza	Lancaster	PA	1988	01/06/94	94,493	95%	885,509	Giant Food Stores, Rent-To-Own

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

211	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	885,164	Super Fresh
212	Roosevelt Mall	Philadelphia	PA	1964	01/01/64	560,439	96%	5,929,258	Strawbridge’s
213	Hampton Square	Southampton	PA	1980	12/29/98	62,933	98%	638,946	McCaffrey’s
214	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	535,562	Redner’s Markets	Kmart
215	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,395	91%	1,177,272	Marshalls, Ocean State Job Lot, Stop & Shop
216	South Park	Aiken	SC	1991	12/12/02	55,580	100%	258,025	Fred’s, Goodwill Emporium
217	Circle Center	Hilton Head	SC	1992	03/24/94	65,313	91%	619,924	BI-LO
218	Palmetto Crossroads	Hilton Head	SC	1990	10/18/95	40,916	94%	302,344	Food Lion
219	Lexington Town Square	Lexington	SC	1978	12/12/02	75,763	97%	372,937	Carolina Pet Supply, Eckerds, Food Lion
220	Festival Centre	North Charleston	SC	1987	12/12/02	322,876	59%	1,297,292	Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
221	Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	557,372	BI-LO
222	Congress Crossing	Athens	TN	1990	11/10/88	172,305	99%	1,109,296	BI-LO, Kmart
223	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	663,435	Winn-Dixie
224	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	295,354	Food Lion
225	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%	545,227	Stringer’s Restaurant, Winn-Dixie
226	Greeneville Commons	Greeneville	TN	1990	03/10/92	228,618	99%	1,537,247	Kmart, Proffitt’s
227	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	84%	427,802	Food Lion	Wal-Mart
228	Kimball Crossing	Kimball	TN	1987	11/27/95	280,476	99%	1,735,156	Factory Direct Home Furnishing, Wal-Mart
229	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	97%	1,036,946	Food Lion, Goody’s, Wal-Mart
230	Chapman Square	Knoxville	TN	1986	12/12/02	53,591	84%	410,195	Dollar Tree	Kroger
231	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	354,432	Food Lion	The Crystal Company
232	Georgetown Square	Murfreesboro	TN	1986	09/29/93	104,117	91%	848,132	Kroger
233	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	612,955	Winn-Dixie
234	Madison Street Station	Shelbyville	TN	1985	10/11/95	56,766	100%	366,906	BI-LO
235	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,186,446	Wal-Mart
236	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	99%	1,193,161	Wal-Mart
237	Palm Plaza	Aransas	TX	1979	03/01/02	52,104	74%	196,248	Beall’s, Family Dollar
238	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	97%	2,499,665	Kmart, Oshman’s	Hobby Lobby
239	Windsor Village	Austin	TX	1959	03/01/02	115,796	57%	550,584	—
240	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,941	96%	943,755	—
241	Cedar Bellaire	Bellaire	TX	1950	03/01/02	50,967	100%	447,290	H.E.B. Pantry Foods
242	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	350,667	Davis Food City, Hancock Fabrics
243	Rice Bellaire	Bellaire	TX	1961	03/01/02	20,465	100%	450,256	Walgreens
244	Brenham Four Corners	Brenham	TX	1975	03/01/02	114,571	100%	708,869	Eckerd, H.E.B. Pantry Foods, Palais Royal
245	Bryan Square	Bryan	TX	1966	03/01/02	55,115	100%	178,616	Kroger
246	Townshire	Bryan	TX	1957	03/01/02	136,693	86%	595,171	Albertsons, Tops Printing
247	Plantation Plaza	Clute	TX	1973	03/01/02	98,429	94%	727,097	Kroger, Walgreens
248	Culpepper Plaza	College Station	TX	1976	03/01/02	206,398	92%	1,378,337	Baskins
249	Rock Prairie Crossing	College Station	TX	2000	03/01/02	118,254	100%	1,103,422	Kroger, Eckerd
250	Carmel Village	Corpus Christi	TX	1963	03/01/02	86,678	91%	586,670	Beall’s, Tuesday Morning
251	Five Points	Corpus Christi	TX	1985	03/01/02	276,593	97%	2,008,733	Beall’s, Hobby Lobby, Melrose Fashion, Sutherland Lumber
252	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	438,163	Minyard
253	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	451,740	Blockbuster, Carnival, Family Dollar, Pancho’s
254	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	416,288	O’Reilly’s Auto Parts, Minyard
255	Webb Royal	Dallas	TX	1961	03/01/02	108,627	98%	723,660	Minyard, Nothing Over $1.00
256	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	97%	549,064	Malone’s
257	Wynnewood Village	Dallas	TX	1961	03/01/02	462,269	98%	3,755,973	Colbert’s, Eckerd, Fallas Paredes, Family Dollar, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton’s Food for Less
258	Parktown	Deer Park	TX	1985	03/01/02	122,926	96%	693,234	Gerland’s, Walgreens
259	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	90%	501,877	—
260	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	100%	242,520	Family Dollar, Fiesta
261	Meadowbrook	Ft. Worth	TX	1966	03/01/02	40,308	92%	384,544	Dollar General, Eckerd, O’Reilly ‘s Auto Parts
262	Westcliff	Ft. Worth	TX	1955	03/01/02	133,705	93%	644,004	Martin’s Hardware, Minyard
263	Village Plaza	Garland	TX	1964	03/01/02	89,241	100%	699,882	Truong Nguyen Grocer

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

264	North Hills Village	Haltom City	TX	1960	03/01/02	43,299	83%	172,812	Ace Hardware, Advantage Rental, Save-A—Lot
265	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,441	94%	1,060,635	Kroger
266	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	276,468	Kroger
267	Bay Forest	Houston	TX	1980	03/01/02	71,469	100%	655,806	Kroger
268	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	794,388	Kroger
269	Braes Link	Houston	TX	1968	03/01/02	38,997	100%	580,928	Walgreens
270	Braes Oaks	Houston	TX	1966	03/01/02	46,720	100%	423,176	H.E.B. Pantry Foods
271	Braesgate	Houston	TX	1972	03/01/02	91,670	100%	613,375	—
272	Broadway	Houston	TX	1971	03/01/02	74,942	91%	347,643	—
273	Clear Lake Camino South	Houston	TX	1964	03/01/02	101,458	83%	750,634	Hancock Fabrics, H.E.B. Pantry Foods
274	Edgebrook Plaza	Houston	TX	1974	03/01/02	100,170	89%	630,018	Office Depot, Value Village
275	Fondren	Houston	TX	1971	03/01/02	45,873	98%	503,285	Eckerd, Fiesta Home Furniture
276	Hearthstone Corners	Houston	TX	1977	03/01/02	209,547	100%	1,631,058	Big Lots, Kroger, Powerhouse Gym, Stein Mart
277	Huntington Village	Houston	TX	1980	03/01/02	111,467	100%	769,116	Family Dollar, Foodtown, Twice Blessed
278	Inwood Forest	Houston	TX	1985	03/01/02	77,553	100%	784,797	Randalls
279	Jester Village	Houston	TX	1961	03/01/02	64,442	98%	489,569	H.E.B. Pantry Foods, Walgreens
280	Jones Plaza	Houston	TX	1974	03/01/02	111,255	86%	977,329	24 Hour Fitness, Hancock Fabrics
281	Jones Square	Houston	TX	1977	03/01/02	169,003	99%	1,081,011	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
282	Lazybrook	Houston	TX	1962	03/01/02	10,745	81%	81,840	—
283	Long Point Square	Houston	TX	1980	03/01/02	74,329	75%	398,620	Family Dollar, Family Thrift, Hometown Warehouse
284	Maplewood Mall	Houston	TX	1962	03/01/02	94,148	88%	484,691	Cox’s Foodrama, Family Dollar
285	Merchants Park	Houston	TX	1955	03/01/02	241,742	100%	1,954,576	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
286	Mount Houston Square	Houston	TX	1974	03/01/02	173,819	60%	717,416	Fallas Paredes, Walgreens
287	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	87%	778,904	Furr’s Cafeteria, Amco Furniture
288	Northgate	Houston	TX	1972	03/01/02	43,244	100%	346,305	Blockbuster, Firestone, OfficeMax
289	Northshore East	Houston	TX	1956	03/01/02	87,206	87%	1,053,438	Office Depot
290	Northshore West	Houston	TX	1956	03/01/02	144,982	94%	1,095,020	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
291	Northtown Plaza	Houston	TX	1960	03/01/02	192,009	100%	1,572,691	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
292	Northwood	Houston	TX	1972	03/01/02	135,914	93%	859,658	Eckerd, Food City
293	Orange Grove	Houston	TX	1970	03/01/02	177,612	45%	970,127	Office Max, Prince’s Dollar Store
294	Pinemont	Houston	TX	1969	03/01/02	76,477	85%	812,188	Family Dollar
295	Sharpstown Office Building	Houston	TX	1968	03/01/02	97,558	92%	559,600	Burlington Coat Factory, Hollywood Video
296	Stella Link	Houston	TX	1956	03/01/02	99,727	89%	603,804	Conn’s Clearance, Davis Food City
297	Tanglewilde	Houston	TX	1972	03/01/02	87,309	100%	787,263	Cavender’s Boot City, Eckerd, Firestone, Party City, Salon In The Park
298	Tidwell Place	Houston	TX	1983	03/01/02	41,630	100%	259,980	Family Dollar
299	Westheimer Commons	Houston	TX	1984	03/01/02	249,789	95%	2,265,111	Coomers, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens, Wherehouse
300	Irving West	Irving	TX	1987	09/14/93	70,056	97%	610,479	—
301	The Crossing at Fry Road	Katy	TX	1984	03/01/02	225,403	100%	1,906,638	Hobby Lobby, Kroger, Palais Royal, Stein Mart
302	Washington Square	Kaufman	TX	1978	03/01/02	65,050	100%	273,043	Eckerd, Family Dollar
303	League City	League City	TX	1980	03/01/02	99,021	90%	461,973	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
304	Jefferson Park	Mount Pleasant	TX	1976	03/01/02	132,441	91%	634,795	Bealls (Stage), Super 1
305	Crossroads Center	Pasadena	TX	1980	03/01/02	135,692	98%	1,325,952	Kroger, Sears Hardware
306	Parkview East	Pasadena	TX	1968	03/01/02	38,186	93%	267,436	Dollar General, Hancock Fabrics
307	Parkview West	Pasadena	TX	1966	03/01/02	39,939	91%	321,155	—
308	Spencer Square	Pasadena	TX	1974	03/01/02	195,376	92%	2,026,255	Eckerd, Kroger, Petco, Rockin Rodeo(Bushwacker’s)
309	Pearland Plaza	Pearland	TX	1978	03/01/02	156,661	94%	1,047,134	Kroger, Palais Royal, Petco, Walgreens
310	Northshore Plaza	Portland	TX	1981	12/12/02	152,144	98%	833,601	Beall’s, H.E.B.	Kmart
311	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	38%	234,058	Dollar General
312	Klein Square	Spring	TX	1977	03/01/02	80,857	98%	642,916	Family Dollar, Foodtown
313	Keegan’s Meadow	Stafford	TX	1983	03/01/02	125,298	97%	1,158,785	99 Cents Store, Randalls
314	Texas City Bay	Texas City	TX	1973	03/01/02	235,784	96%	1,228,879	China Border, Factory 2-U, Kmart, Kroger
315	Tomball Parkway Plaza	Tomball	TX	1984	03/01/02	133,629	95%	806,177	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
316	Village Center	Victoria	TX	1970	03/01/02	118,827	87%	345,967	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

317	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,378,416	Ukrops Supermarket	Kohl’s
318	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	95%	1,781,428	Kmart, Kroger
319	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	97%	627,865	Northern Handyman
320	VA-KY Regional S.C.	Norton	VA	1989	12/30/92	193,238	100%	1,246,650	Goody’s, Ingles, Wal-Mart
321	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	86%	462,097	Food Lion
322	Tuckernuck Square	Richmond	VA	1981	12/12/02	86,010	95%	846,276	Babies R Us, Chuck E. Cheese
323	Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	51%	567,164	Kroger
324	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%	928,326	Wal-Mart
325	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	760,825	CVS, Kroger
326	Lake Drive Plaza	Vinton	VA	1976	02/12/98	148,060	100%	1,016,657	Big Lots, Kroger
327	Hilltop Plaza	Virginia Beach	VA	1972	12/12/02	152,025	97%	1,105,689	Office Depot, The North Carolina Company
328	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	100%	1,173,678	Food City, Kmart	Belk’s
329	Packard Plaza	Cudahy	WI	1968	12/12/02	117,827	94%	567,209	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
330	Northridge Plaza	Milwaukee	WI	1974	12/12/02	142,126	81%	866,600	Big Lots, Circuit City
331	Moundsville Plaza	Moundsville	WV	1961	12/27/88	174,663	84%	935,265	Big Lots, Kroger
332	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	662,762	Office Depot, T.J. Maxx
333	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	96%	526,680	Kmart
334	Cheyenne Plaza	Cheyenne	WY	1970	12/12/02	154,930	91%	907,628	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby

					TOTAL	46,279,112	91%	$315,147,334

	Single Tenant Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	24 Hour Fitness	Scottsdale	AZ	1994	08/19/94	44,374	100%	749,773
6	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	70,000
7	Gold’s Gym	Brandon	FL	1982	08/10/93	36,750	100%	238,875
8	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n’ Karry
9	Albany I	Albany	GA	1981	08/10/93	72,900	100%	150,380
10	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
11	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
12	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
13	Decatur I	Decatur	IL	1983	08/10/93	29,000	0%	—
14	Kroger	Ottawa	IL	1982	08/10/93	44,088	100%	278,866
15	Lucky stores	Peoria	IL	1983	08/10/93	30,000	100%	208,133	Leath Furniture
16	Kroger	Waterloo	IL	1982	08/10/93	31,170	100%	207,135	Schnuck Markets
17	Helping Hands	Fort Wayne	IN	1976	12/31/92	4,584	100%	49,694
18	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
19	Kindercare	Indianapolis	IN	1976	12/31/92	4,268	100%	38,000
20	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	24,555
21	Kindercare	Indianapolis	IN	1976	12/31/92	4,212	100%	38,000
22	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	38,000
23	Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
24	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire’s
25	Kindercare	Kalamazoo	MI	1990	02/06/91	6,260	100%	77,999
26	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
27	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
28	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
29	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
30	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
31	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
32	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755

					TOTAL	868,994	84%	$4,593,754

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
	Enclosed Malls / Specialty Retail Properties

1	Factory Merchants Barstow	Barstow	CA	1989	11/01/93	330,310	77%	$4,137,024	Esprit, Gap, Polo, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	458,519	83%	9,446,203	Disney, FAO Schwarz, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	34%	390,408	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1970	12/31/96	606,334	98%	3,701,920	JC Penney, Meier & Frank, Mervyn’s

					TOTAL	1,731,385	78%	$17,675,555

	Miscellaneous Properties

1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$293,808
2	Roxbury Township	Roxbury	NJ	—	12/31/97	LAND	—	—
3	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
4	Central Avenue Marketplace	Toledo	OH	1968	08/14/90	LAND	—	—
5	Cavitt Office Building	Bryan	TX	1957	03/01/02	13,200	100%	33,132
6	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
7	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
8	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—

					TOTAL	34,760	100%	$326,940

		TOTAL STABILIZED PORTFOLIO				48,914,251	90%	$337,743,583

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Bristol Plaza	Santa Ana	CA	1972	06/20/97	111,403	100%	$1,588,911	Pic “N” Save, Rite Aid
2	Arapahoe Crossings(2)	Aurora	CO	1996	10/10/01	466,106	99%	5,445,173	Borders, King Soopers, Kohl’s, Mann Theatre, Marshalls, Old Navy, Ross
3	Superior Marketplace	Superior	CO	1997	07/31/02	148,302	99%	1,479,666	Michaels, Office Max, PetsMart,T.J. Maxx	Costco, SuperTarget
4	Sun Plaza	Ft. Walton Beach	FL	1970	12/12/02	166,340	63%	751,265	Circuit City, Office Depot, T.J. Maxx
5	Regency Park	Jacksonville	FL	1985	06/16/97	333,948	80%	2,163,736	Babies R Us, Marshalls, Rhodes Furniture
6	Tarpon Mall	Tarpon Springs	FL	1950	12/12/02	168,709	48%	433,455	Publix
7	Westgate	Dublin	GA	1974	07/11/90	184,004	72%	602,601	Big Lots, Food Max
8	J*Town Center	Jeffersontown	KY	1959	10/21/88	196,910	32%	424,319	Save-A—Lot
9	Laurel Square	Brick	NJ	1973	07/13/92	246,235	97%	1,704,295	Kmart, Pathmark
10	Sunshine Square	Medford	NY	1989	12/12/02	204,047	85%	1,627,248	Stop & Shop, Ultimate Fitness
11	Paseo del Norte	Albuquerque	NM	2001	03/01/02	49,600	0%	—	—
12	Island Plaza	James Island	SC	1994	10/06/97	171,955	45%	632,739	Food Lion
13	Kenworthy Crossing	El Paso	TX	2000	03/01/02	70,969	87%	412,450	—
14	Braes Heights	Houston	TX	1953	03/01/02	100,264	96%	1,393,067	Eckerd
15	Old Egypt	Magnolia	TX	2002	03/01/02	14,490	100%	333,000	—

					TOTAL	2,633,282	77%	$18,991,925

	Enclosed Malls / Specialty Retail Properties

1	The Mall at 163rd Street (3)	Miami	FL	1956	12/31/98	300,000	66%	$1,231,054	Marshalls	Home Depot

					TOTAL	300,000	66%	$1,231,054

		TOTAL REDEVELOPMENT PROPERTIES				2,933,282	76%	$20,222,979

		TOTAL PORTFOLIO				51,847,533	90%	$357,966,562

(1) Includes all leases in force at December 31, 2002, including those that are fully executed, but not yet open.

(2) In final phase of development.

(3) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased(1)	ABR	Anchor Tenants

Benbrooke Ventures
Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	91%	$971,160	Family Furniture Clearance, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	66%	522,195	Dollar General, Food Lion
Fredricksburg	Spotsylvania	VA	Benbrooke Partners	—	—	—	—	83,374	20%	126,000	—

Total				$8,894,000	50%	8.5%preferred return	$—	401,155	70%	$1,619,355

CA New Plan Venture Fund(2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	100%	$988,070	Blockbuster, Publix, Walgreens
Flamingo Falls	Pembroke Pines	FL	Major U.S. pension fund	—	—	—	—	108,565	100%	2,099,092	Eckerd, Fresh Market
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	95%	1,072,471	Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,070	96%	905,402	Beall’s, Publix, Starnet Cinemas
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	99%	1,052,514	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	83%	337,144	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	565,406	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	124,584	80%	943,320	Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	94%	1,051,647	Kroger, Petco
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	309,716	100%	1,838,714	HEB, Michael’s, Office Depot, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	—	—	197,601	86%	1,622,196	Stein Mart, Tom Thumb

In-Process Development Properties
Marketplace at Wycliffe - Phase 1	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	108,729	96%	—	Blockbuster, Walgreens, Winn-Dixie
Marketplace at Wycliffe - Phase 2	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	26,760	41%	—	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	105,549	64%	—	Albertson’s
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	126,299	69%	—	Randalls

Total (3)				$6,371,000	10%	Increased participation after 12% IRR	$97,651,763	1,855,250	94%	$12,475,977

Clearwater Mall, LLC
Clearwater Mall	Clearwater	FL	The Sembler Company	$4,007,000	50%	9.5% preferred return	$11,449,000	274,521	42%	$1,383,216	Costco (NAP), Lowe’s (NAP), Target (NAP)

The Centre At Preston Ridge
Phase 1	Frisco	TX	Foreign Investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$70,000,000	734,400	99%	$11,953,000	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), T.J. Maxx, Ulta 3
Phase 2(4)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—	—	—	—	—
Phase 3(5)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	900,000	—	—	—	—

Total				$10,706,000			$70,900,000	734,400	99%	$11,953,000

Vail Ranch II(6)(7)
Vail Ranch II	Temecula	CA	Land Grand Development	$1,256,000	50%	12% preferred return	$8,944,000	109,200	86%	$1,195,320	Powerhouse Gym, Stein Mart

Investments in / Advances to Unconsolidated Ventures				$31,234,000		Total New Plan Pro Rata Share (3)	$37,911,676	761,563	78%	$6,334,793

(1) Includes all leases in force at December 31, 2002, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.  Equity investment includes temporary investments.

(3) Percent leased excludes CA New Plan Venture Fund in-process development properties.

(4)  The joint venture is comprised of 38.55 acres of undeveloped land. Included in the Company’s equity investment balance is approximately $3.0 million of outstanding notes receivable.

(5)  The joint venture is comprised of 5.4 acres of undeveloped land.  Proposed 51,000 square foot shopping center to be anchored by CompUSA.

(6) Project data is based on information provided by joint venture partner.

(7) Phase 1 of the project is owned by the Company.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Joint Venture Projects - Acquisition Activity

Property Name / Joint Venture	Type(1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA	Percent Leased(3)	Anchor Tenants	Year Built

4Q 2002
Ridglea Plaza / CA New Plan Venture Fund	S	Fort Worth, TX	12/31/02	$14,400,000	9.2%	$1,319,208	197,601	86%	Stein Mart, Tom Thumb	1975

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2002

Joint Venture Projects - Disposition Activity

Property Name	Type(1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)

1Q 2002
The Centre at Preston Ridge - Phase 2(2)	L	Frisco, TX	Sale of 23.3 acres of land	01/18/02	$13,000,985	$11,765,000	$1,235,985

4Q 2002
Clearwater Mall(3)	L	Clearwater, FL	Sale of land parcels by New Plan for 450,000 square feet of anchor space to Costco, Lowe’s and Target and construction loan transaction	10/11/02	$28,000,000	$26,208,000	$1,792,000
The Centre at Preston Ridge - Phase 1	O	Frisco, TX	Sale of 50% of New Plan ownership interest	11/25/02	27,500,000	27,500,000	—
Total					$55,500,000	$53,708,000	$1,792,000

2002 Total Dispositions					$68,500,985	$65,473,000	$3,027,985

(1)          L - Land, O - Ownership Interest

(2)          Proceeds used to reduce bank debt guaranteed by the Company on the property.

(3)          The sale of the land parcels occurred prior to the Company’s contribution of the remaining mall property to the joint venture currently redeveloping the property, resulting in the entire gain being recorded by the Company.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 should be read in conjunction with the above information.